                                                                EXHIBIT 10.L



                           GFC FINANCIAL CORPORATION


                        EMPLOYEES' STOCK OWNERSHIP PLAN



                           (Effective March 18, 1992)

                           GFC FINANCIAL CORPORATION
                        EMPLOYEES' STOCK OWNERSHIP PLAN
                           (Effective March 18, 1992)

                               TABLE OF CONTENTS

Article           Section                                                                              Page
- -------           -------                                                                             -----
   1              Establishment of Plan                                                               I-
                  ---------------------
                  1.1          Establishment of the Plan                                                 1
                  1.2          Purpose of the Plan                                                       1
                  1.3          Applicability of the Plan                                                 1

   2              Definitions                                                                        II-
                  -----------
                  2.1          Definitions                                                               1
                  2.2          Gender and Number                                                         7

   3              Participation and Service                                                         III-
                  -------------------------
                  3.1          Date of Participation                                                     1
                  3.2          Duration                                                                  1
                  3.3          Transfers                                                                 1
                  3.4          Months of Employment                                                      2

   4              Employer Contributions, Other Benefits
                  --------------------------------------
                  and Their Allocation                                                               IV-
                  --------------------
                  4.1          Employer Contributions                                                    1
                  4.2          Allocation of Employer Contributions
                                 and Stock                                                               2
                  4.3          Release from Exempt Loan
                                 Suspense Account                                                        3
                  4.4          Allocation of Shares Released from
                                 Exempt Loan Suspense Account                                            4
                  4.5          Limitation on Aggregate Allocations to
                                 Highly Compensated Employees                                            5
                  4.6          Limitations on Annual Additions                                           5
                  4.7          Limitations on Employer Matching
                                 Contributions                                                           7
                  4.8          Correcting Contributions                                                 10
                  4.9          Return of Contributions                                                  10
                  4.10         No Employee Contributions                                                11
                  4.11         Securities Law Limitations on
                                 Allocations                                                            11

   5              Vesting and Benefits                                                                V-
                  --------------------
                  5.1          Vesting                                                                   1
                  5.2          Distribution Upon Separation from
                                 Service                                                                 1
                  5.3          Deadline for Distributions and
                                 Other Rules                                                             1
                  5.4          Diversification                                                           4
                  5.5          Put Options and Rights of First Refusal                                   4
                  5.6          Missing Persons                                                           5
                  5.7          Use of Exempt Loan Proceeds                                               6

                           GFC FINANCIAL CORPORATION
                        EMPLOYEES' STOCK OWNERSHIP PLAN
                           (Effective March 18, 1992)

                               TABLE OF CONTENTS
                                  (Continued)


Article           Section                                                                             Page
- -------           -------                                                                            -----
   6              Investment and Voting Rights                                                      VI-
                  ----------------------------
                  6.1          Investment Policy                                                         1
                  6.2          Securities Transactions                                                   1
                  6.3          Rights, Warrants, or Options                                              1
                  6.4          Dividends                                                                 1
                  6.5          Voting and Other Rights                                                   2

   7              Accounting and Valuation of Assets                                               VII-
                  ----------------------------------
                  7.1          Accounts                                                                  1
                  7.2          Valuation of Assets                                                       1
                  7.3          Accounting for Changes in Value                                           2
                  7.4          Allocation of Stock Dividends and Splits                                  2
                  7.5          Other Allocation Matters                                                  2

   8              Financing
                  ---------                                                                        VIII-
                  8.1          Financing                                                                 1
                  8.2          Employer Contributions                                                    1
                  8.3          Non-Reversion                                                             1
                  8.4          Custody of Assets                                                         1
                  8.5          Payment of Expenses                                                       2
                  8.6          Absence of Guaranty                                                       2
                  8.7          Exempt Loan Transactions                                                  2

   9              Administration                                                                     IX-
                  --------------
                  9.1          Allocation of Responsibility Among
                                 Fiduciaries for Plan and
                                 Trust Administration                                                    1
                  9.2          Appointment of Committee                                                  2
                  9.3          Committee Procedures                                                      2
                  9.4          Rules and Decisions                                                       2
                  9.5          Subcommittees                                                             3
                  9.6          Other Agents                                                              3
                  9.7          Records and Reports                                                       3
                  9.8          Claims Procedure                                                          3
                  9.9          Committee's Powers and Duties                                             4
                  9.10         Investment Responsibilities                                               5
                  9.11         Committee's Decisions Conclusive                                          5
                  9.12         Authorization of Benefit Payments                                         5
                  9.13         Application and Forms for Benefits                                        5
                  9.14         Facility of Payment                                                       6
                  9.15         Indemnification of the Committee                                          6

                           GFC FINANCIAL CORPORATION
                        EMPLOYEES' STOCK OWNERSHIP PLAN
                           (Effective March 18, 1992)

                               TABLE OF CONTENTS
                                  (Continued)


Article          Section                                                                              Page
- -------          -------                                                                             -----
  10             Amendment, Termination, or Merger
                 ---------------------------------
                 of the Plan                                                                          X-
                 -----------
                 10.1          Amendment and Termination                                                 1
                 10.2          Distribution on Termination                                               1
                 10.3          Successor Employer                                                        2
                 10.4          Plan Merger or Transfer                                                   2


  11             Adoption of Plan                                                                    XI-
                 ----------------
                 11.1          Adoption Agreement                                                        1

  12             Top-Heavy Provisions                                                               XII-
                 --------------------
                 12.1          Application                                                               1
                 12.2          Key Employees                                                             1
                 12.3          Top-Heavy Group                                                           2
                 12.4          Additional Rules                                                          3
                 12.5          Ceiling on Includable Compensation                                        4
                 12.6          Code Section 415(h) Adjustment                                            4
                 12.7          Minimum Contribution Requirement                                          4

  13             Miscellaneous                                                                     XIII-
                 -------------
                 13.1          Nonguarantee of Employment                                                1
                 13.2          Rights to Trust Assets                                                    1
                 13.3          Nonforfeitability of Benefits                                             1
                 13.4          No Examination of Employer                                                1
                 13.5          Investment Risk                                                           1
                 13.6          Non-Alienation                                                            2
                 13.7          Severability                                                              3
                 13.8          Service of Legal Process                                                  3
                 13.9          Headings of Articles and Sections                                         3
                 13.10         Applicable Law                                                            3

                           GFC FINANCIAL CORPORATION
                        EMPLOYEES' STOCK OWNERSHIP PLAN
                           (Effective March 18, 1992)


                        Article 1. Establishment of Plan


         1.1 Establishment of the Plan. GFC FINANCIAL CORPORATION (the "Company"), hereby establishes the GFC FINANCIAL CORPORATION EMPLOYEES' STOCK OWNERSHIP PLAN (hereinafter referred to as the "Plan") effective as of March 18, 1992

         1.2 Purpose of the Plan. The assets of the Plan shall be invested primarily in common stock or other qualifying employer securities of the Company, as defined herein ("Stock"). Benefits under the Plan shall be payable in the form of such Stock except for cash distributions that are made in lieu of fractional shares. In this manner, the Plan is intended to permit Eligible Employees to share in the financial success of the Company through a Stock ownership interest in the Company. For tax purposes, this Plan is intended to qualify as an employee stock ownership plan that meets the requirements of sections 401(a), 401(m), and 4975(e)(7), of the Code and that includes a trust which is exempt from tax under section 501(a) of the Code.

         1.3 Applicability of the Plan. The provisions set forth herein are applicable only to Eligible Employees in the employ of the Company and participating Affiliates on or after March 18, 1992. With respect to any Employe who has an Account balance attributable to assets transferred directly to this Plan from another plan such as The Dial Corp Employees' Stock Ownership Plan, this Plan shall, to the full extent legally required, be treated as a continuation of the plan from which the balance was transferred and shall include all the Employee's years of participation in such other plan prior to his or her participation in this Plan and shall preserve all the Employee's legally protected, valuable rights with respect to the transferred balance in accordance with section 10.4 of this Plan and Code sections 414(l) and 411(d)(6) as well as any other applicable laws.





                                     I-1-

                            Article 2.  Definitions



         2.1 Definitions. These definitions are in addition to the definitions of any other terms that appear elsewhere in the Plan. Whenever used in the Plan the following terms shall have the respective meanings set forth below unless otherwise required by the context in which they are used:
         (a) "Account" means any individual Account or collective aggregation of Accounts maintained pursuant to Article 7 and other provisions of this Plan in order to reflect interests in the Trust Fund and consisting of any of the following categories of Accounts as well as any subaccounts thereunder and any additional Accounts that are approved by the
                 Committee:
                 (1) the "Account" for each Participant or Beneficiary which represents his allocable share of Stock and other assets held in the Trust Fund as of any date, excluding any Stock or other assets attributable to amounts in the Exempt Loan Suspense Account or a 415 Suspense Account that have not yet been credited to any Participant's individual Account as of such date;
                 (2) the "Exempt Loan Suspense Account" which reflects the proceeds of an Exempt Loan and the Stock acquired with such proceeds, to the extent that allocations have not yet been made therefrom to the Accounts of Participants in accordance with section 4.4; and
                 (3) the "415 Suspense Account" which reflects amounts that cannot be allocated currently to Participant's Accounts due to the limitations of Code section 415, as described in section 4.6(d).
         (b) "Affiliate" means a corporation or other employer which is controlled by or under common control with the Company, is a member of the same affiliated service group, or is otherwise required to be aggregated with the Company as a single employer, as determined under sections 414 and 1563 of the Code, as modified by





                                    -II.1-

                 section 415(h). Any other organization which is permitted to treat Stock as "employer securities" under Code section 409(l) shall be also treated as an Affiliate if it adopts the Plan pursuant to section 11.1.

         (c) "Beneficiary" means the person or persons (who may be named contingently or successively) designated by a Participant to receive his Account in the event of his death. Each Participant, may designate a Beneficiary on a form prescribed by the Committee, and such designation will be effective when filed with the Committee, and shall revoke all prior designations by the same Participant. The Committee shall require that a married Participant who designates a Beneficiary other than his spouse obtain and submit to the Committee the spouse's written consent to the designation of each such Beneficiary on a form that discloses to the spouse the potential effect of such consent and is witnessed by a Plan representative or a notary public. Notwithstanding the foregoing, spousal consent to a Participant's Beneficiary designation shall not be required if it is established to the satisfaction of the Committee that spousal consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as may be treated similarly in regulations issued by the Secretary of the Treasury. Any consent by a spouse or any determination that the consent is not required shall be effective only with respect to such spouse. If no Beneficiary is designated at the time of the Participant's death, or if no person so designated shall survive the Participant, the Beneficiary shall be the Participant's surviving spouse, or if the deceased Participant has no surviving spouse, his estate.
         (d) "Board of Directors" or "Board" means the Board of Directors of the Company.





                                     -II.2-

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time and in effect. Where the context so requires, a reference to a particular Code section shall refer to a successor Code provision to such section.
         (f) "Committee" means the Committee appointed by the Company to administer the Plan in accordance with the provisions of
                 Article 9 of this Plan.
         (g)     "Company" means GFC Financial Corporation.
         (h) "Compensation" means the base salary and wages or commissions paid during a Plan Year or other specified period to a Participant by the Employer for services rendered, including amounts of salary reduction elected by the Participant under a Code section 401(k) cash or deferred arrangement or under a Code section 125 cafeteria plan of the Company or an Affiliate, but excluding all other amounts contributed to or received under a pension plan or other plan of deferred compensation of the Employer, and also excluding bonus, tips, overtime compensation, and other special items of compensation. Compensation shall be limited in accordance with Code section 401(a)(17) and related regulations so that the annual amount of Compensation taken into account for each Employee under the Plan does not exceed $200,000, as adjusted for cost-of-living changes.
         (i) "Disability" means a physical or mental condition which, in the judgment of the Committee, based on such competent medical evidence as the Committee may require, renders an individual unable to engage in any substantial gainful activity for the Company for which he is reasonably fitted by education, training, or experience and which impairment is likely to result in death or to be of long, continued duration for a period of at least 12 months.
         (j) "Effective Date" means March 18, 1992, or such other date as may be specified in an Employer's adoption agreement.





                                     -II.3-

         (k) "Eligible Employee" means any Employee of the Company or another Employer, but excluding any Leased Employee and any Employee covered by a collective bargaining agreement where retirement benefits were the subject of good faith bargaining between representatives of the Employer and the union, unless such agreement expressly provides for participation by the Employee in the Plan.
         (l) "Employee" means any person employed by the Company or an Affiliate, including any Leased Employee to the extent required by section 414(n) of the Code.
         (m) "Employer" means the Company and any Affiliate which adopts this Plan in accordance with section 11.1.
         (n) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended. Where the context so requires, a reference to a particular ERISA section shall be deemed to refer to a successor ERISA provision to such section.
         (o) "Exempt Loan" means a loan to the Plan or Trust which is not prohibited by Code section 4975(c) because it is used to finance the acquisition of Stock or refinance such a loan and otherwise meets the requirements set forth in Code section 4975(d)(3) and the Regulations promulgated thereunder.
         (p) "Hour of Service" means any hour for which the Employee is paid or entitled to payment for the performance of duties, for the Company or an Affiliate, as determined in accordance with reasonable standards and policies from time to time adopted by the Committee under Department of Labor Regulation sections 29 C.F.R. 2530.200b-(2) and (3), which are incorporated into this Plan by this reference.
         (q) "Interested Party" means a party in interest as defined in ERISA section 3(14) or a disqualified person as defined in Code section 4975(e)(2).
         (r) "Leased Employee" means a person who, although not a common law employee, performs services for the Company or an Affiliate pursuant to an agreement with a leasing





                                     -II.4-
                 organization described in Code section 414(n)(2), if such person has performed the services on substantially a full-time basis for a period of at least one year, the services are of a type historically performed by Employees, and the person is required to be treated as an Employee pursuant to Code section 414(n), but such person shall be treated as an Employee under this Plan only for the period and the purposes to which such requirements apply.
         (s)     "Normal Retirement Age" means age 65.
         (t) "Participant" means any Eligible Employee who has met the requirements to become a Participant as set forth in section
                 3.1 hereof, and shall include, where appropriate to the context, any former or inactive Participant described in sections 3.2 and 3.3.
         (u) "Plan Year" means the calendar year or any portion thereof in which the Plan is in existence.
         (v) "Separation from Service" shall mean any termination of the employment relationship between an Employee and the Company and all its Affiliates and shall be deemed to occur upon the earlier of:
                 (1) the date upon which the Employee quits, is discharged, retires, or dies; or
                 (2) the first anniversary of the first day of a period in which the Employee is (and remains) absent from the service of the Company and its Affiliates for any reason (such as vacation, sickness, layoff, or leave of absence granted by the Company or an Affiliate) not enumerated in clause (1) above.

                 An Employee of an Employer who transfers to another Employer or to a non-participating Affiliate shall not be treated as having a Separation from Service. An Employee who is on leave of absence from work with the Company or an Affiliate in order to serve the Armed Forces of the United States shall not have a Separation from Service unless he fails to report for work at the end of such leave and prior to expiration of the period





                                     -II.5-
                 in which he has reemployment rights under law. The absence of any Employee who fails to return to work within the allotted time shall be subject to the provisions of clause (2) above.
         (w) "Stock" means the common stock or other securities of the Company, provided that such common stock or other securities constitute "qualifying employer securities" for purposes of both section 4975(e)(8) of the Code and section 407(d)(5) of ERISA.
         (x) "Total Compensation" means the compensation received from the Company or an Affiliate during a Plan Year or other specified period for services rendered, as determined in accordance with Code sections 414(s) and 415(c)(3), and generally includes all compensation reportable on federal form W-2 or its equivalent, but excluding (1) any amount contributed by the Employer to any pension plan or plan of deferred compensation (including this Plan), (2) reimbursements for expenses or allowances (including automobile allowances and moving allowances), and
                 (3) any amount paid by the Employer for other fringe benefits, such as health and welfare, hospitalization, and group life insurance benefits, or perquisites that receive special tax
                 treatment.   Total Compensation shall be limited in accordance
                 with Code section 401(a)(17) and related regulations so that the annual limitation of $200,000, as adjusted, that is specified in section 2.1(h) shall not be exceeded. Moreover, for any year that Total Compensation is considered in measuring nondiscrimination for purposes of a Code provision (including sections 401(m)(3)(B) and 414(q)(7)) that uses "compensation," as defined by Code section 414(s), the Company shall, except as otherwise prohibited, add Code section 401(k) and 125 salary reduction amounts to other amounts that are considered in determining Total Compensation.
         (y)     "Trust" means the trust created by the Trust Agreement.





                                     -II.6-

         (z) "Trust Agreement" means any agreement in the nature of a trust established to form a part of the Plan to receive, hold, invest, and dispose of the Trust Fund.
         (aa) "Trust Fund" means the assets of every kind and description held under any Trust Agreement forming a part of the Plan, including any subfund consisting of unallocated Stock and other assets that are accounted for in the Exempt Loan Suspense Account or a 415 Suspense Account.
         (bb) "Trustee" means any person or persons selected by the Company to act as trustee under any Trust Agreement at any time of reference.
         (cc) "Valuation Date" means the last day of each month and such other dates as may be declared by the Committee for purposes of determining the fair market value of the Trust Fund and accounting hereunder.
         (dd) "Valuation Period" means a period beginning either on the Effective Date or on the day immediately following a Valuation Date and ending on the next subsequent Valuation Date.
         2.2 Gender and Number. Except when otherwise indicated by the context, any masculine or feminine terminology herein shall also include the opposite gender, and the definition of any term herein in the singular or plural shall also include the opposite number.






                                     -II.7-

                     Article 3.  Participation and Service


         3.1 Date of Participation. Every Eligible Employee, on the Effective Date, shall become a Participant on that date, and shall continue to be a Participant on and after that date for as long as the Plan permits. Every other Eligible Employee shall become a Participant on the first day of the calendar quarter ("Entry Date") coincident with or next following the latest to occur of (a) or (b) below:

         (a) The date he becomes an Eligible Employee and receives credit for an Hour of Service in that capacity;
         (b) The date the Employee completes twelve months of employment with the Company or an Affiliate, including any months during a prior period of employment.

         3.2 Duration. An Employee who becomes a Participant shall remain a Participant until he has a Separation from Service. A Participant or an Employee other than an Eligible Employee who has completed the service requirement of section 3.1 shall, if he has a Separation from Service and is subsequently reemployed as an Eligible Employee, become a Participant as of the date of his reemployment. An Employee who has not completed such service requirement on the date of his Separation from Service shall become a Participant after his rehire on the date determined pursuant to section 3.1.

         3.3 Transfers. An Employee who transfers to employment that causes him to become an Eligible Employee and who has completed the requirements set forth in section 3.1 as of the date of his transfer shall become a Participant on the Entry Date coinciding with or next following such transfer. Every other Employee who transfers to employment that causes him to become an Eligible Employee shall become a Participant on the date determined pursuant to section 3.1.





                                    -III.1-

Any Participant who (i) transfers out of employment with the Employer and who remains an Employee of a non-participating Affiliate, or (ii) transfers to a status in which he is an Employee but not an Eligible Employee, shall become an inactive Participant. If a Participant becomes an inactive Participant, his Account balance shall continue to be held under the Plan until he becomes entitled to a distribution under other provisions of this Plan, but his Compensation while an inactive Participant shall not be counted in making contributions or allocations that are limited to a specified percentage of Compensation.

         3.4 Months of Employment. For purposes of determining months of employment under section 3.1, an Employee shall be credited with months of service for the period of time during which the employment relationship exists between the Employee and the Company or the Affiliate, the length of which shall be determined, in completed years, months, and days, by counting the number of anniversaries of the date on which credit for service begins during the following periods of service:
         (1) Credit shall be given to an Employee for the period of time beginning on the date he first performs an Hour of Service and ending on the date of such Employee's Separation from Service.
         (2) In cases where an Employee's continuous service is interrupted a period of absence from work the following special rules shall apply:
                 (A) If an Employee has been absent from work for any reason for a period of 12 months or fewer, measured from the last day such Employee is paid by the Company or an Affiliate, such entire period of absence shall be counted for purposes of determining the Employee's months of service.
                 (B) If an Employee has been absent from work for any of the reasons set forth in section 2.1(v)(2) for a period of more than 12 months, measured from the last day such Employee is reemployed or returns to work for the Company or an Affiliate, there shall be established for such Employee an adjusted





                                    -III.2-
         employment commencement date that reflects the months of service with which such Employee was credited prior to his absence from work.
                           (i) If the Employee returns to work on or prior to the date such leave of absence expires or is terminated, or 10 days after his recall or such other period as may be specified by the applicable collective bargaining agreement, as the case may be, the period of such leave of absence or layoff which exceeds 12 months shall not be counted as months of service.
                          (ii) If the Employee does not return to work on or prior to the date such leave of absence expires or is terminated, or within 10 days after his recall from layoff or such other period as may be specified by the applicable collective bargaining agreement, the Employee's Separation from Service date shall be the date specified in section 2.1(v)(2). The Employee's months of service shall then be determined under the rules set forth in this section 3.4.
                 (C) If an Employee has been absent from work as a result of service in the Armed Forces of the United States, to the extent required by federal law, such period of military service shall be counted as months of service if such Employee returns to work on or prior to his discharge from the Armed Forces and within the period specified by federal law.
         (3) Credit for months of employment shall be given to an Employee after a Separation from Service for any period beginning on the date the Employee first performs an Hour of Service after his rehire and ending on the date the Employee has a Separation from Service thereafter as provided in section 2.1(v).





                                    -III.3-

         (4) Whenever the total number of months of employment of an Employee must be ascertained under this Plan, all noncontinuous periods which are credited to such Employee under paragraph (1) above, shall be aggregated. For purposes of aggregating such periods, the completed years, months and days credited to an Employee during any period of service shall be added to the number of completed years, months and days credited to him during any other noncontinuous period of service.






                                    -III.4-

                       Article 4. Employer Contributions,
                      Other Benefits and Their Allocation

         4.1 Employer Contributions. Each Employer shall contribute Stock or cash, or both, to the Trust Fund in accordance with this section 4.1. Some or all of the Employer contributions under this section 4.1 shall be required to be paid in cash and applied to repay any outstanding Exempt Loan to the extent necessary to comply with the terms thereof. Except to the extent of current cash needs of the Plan, cash contributions that are not used to repay an Exempt Loan shall be invested in Stock as soon as practicable after they are paid so that the Plan shall continue to have its assets invested primarily in Stock. To satisfy Exempt Loan requirements, the Company shall ensure that Employer contributions shall be made at such times and in such manner as may be required by the terms of an outstanding Exempt Loan, after taking into account any dividends on Stock or other funds under the Plan that are used to make Exempt Loan repayments consistent with the terms of the Plan and the Exempt Loan. If the Company determines that additional Employer contributions in excess of the amount otherwise payable as basic matching contributions described in the next paragraph below are required for this purpose of complying with the terms of an outstanding Exempt Loan, each Employer's share of such additional amount shall be in proportion to its basic matching contributions unless the Company instead determines a different sharing and specifies the portion of the additional amount to be paid by each Employer. Except as may otherwise be required by such an Exempt Loan, the amount of Employer contributions for any Plan Year shall net exceed the amount currently deductible under Code section 404(a) (applied without regard to section 404(a) (5) relating to nonqualified plans).

As determined by the company, each Employer shall make basic matching contributions on the matchable Code section 401(k) deferrals under the GFC Financial Corporation Capital Accumulation Plan on behalf of Participants employed by the Employer. Such deferrals shall be treated as matchable to the extent that, for any Participant, they do not exceed 3 percent of his Compensation for the month for which they are made. The basic matching contributions shall be made monthly, beginning with contributions for the month of March, 1992, in an amount such that the contributions, together with any dividends on Stock in the Exempt Loan Suspense Account, permit monthly allocations of Stock that is attributable to such contributions or such dividends and that has, at the time of the determination, a fair market value equal to 100 percent (or such other percentage amount as may be specified in the Employer's adoption agreement for the Plan) of the matchable Code section 401(k) deferrals for the month of the Participants employed by the Employer. Notwithstanding the foregoing, contributions may be made during the same Plan Year but prior to the month for which they are treated as basic matching contributions if such advance contributions are necessary to comply with the terms of an Exempt Loan or are otherwise appropriate, as determined by the Company, and if such advance contributions have not previously been treated as basic matching contributions or used in determining allocations to Participants' Accounts.

If so required by the Company, each Employer shall make an additional contribution to the Plan to the extent necessary to provide an allocation of Stock for the Plan Year to the Account of each affected Participant in an amount having sufficient value to allow the Employer to obtain a tax deduction under Code section 404(k)(2)(C) with respect to the dividends that have been paid on Stock allocated to the Participant's Account and used for the purpose of repaying an Exempt Loan.

         4.2 Allocation of Employer Contributions and Stock. Employer contributions that are used to repay an Exempt Loan shall result in an allocation of Stock to the Accounts of Participants in accordance with section
4.4. Employer contributions that are not used to repay Exempt Loan (and any Stock acquired with such contributions) shall be allocated to the Account of each Participant employed by the Employer in proportion to (i) his matchable Code section 401(k) deferrals (as described in section 4.1) for the month for which the allocation is made, divided by (ii) all such Code section 401(k) deferrals for the month of all Participants employed by the Employer. This allocation is subject to the ordering rules for allocations of Employer contributions and other Annual Additions, as provided in sections 4.5 and 4.6, and also to the limitations on Employer matching contributions, as provided in section 4.7. Allocations to Participant's Accounts under this section 4.2 shall be made as of the Valuation Date corresponding to the last day of each month for which Employer contributions are paid.

         4.3 Release from Exempt Loan Suspense Account. Stock acquired with the proceeds of an Exempt Loan shall be added to and maintained in the Exempt Loan Suspense Account and shall thereafter be released from such Account and allocated to the Accounts of Participants as follows:

         (a) For each month until the Exempt Loan is fully repaid, the number of shares of Stock released from the Exempt Loan Suspense Account shall equal the number of unreleased shares immediately before such release for the current month Year multiplied by the "Release Fraction." As used herein, the Release Fraction shall be a fraction the numerator of which is the amount of principal and interest paid on the Exempt Loan for such current month and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for all future months during the duration of the term of such exempt Loan (determined without reference to any possible extensions or renewals thereof). Notwithstanding the foregoing, if such Exempt Loan is repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such Stock in the Exempt Loan Suspense Account, but, rather, such release shall be effected pursuant to the foregoing provisions of this section 4.3 on the basis of payments of principal and interest on such Substitute Loan.

         (b) If required by any pledge or similar agreement, then in lieu of applying the provisions with respect to an Exempt Loan or Substitute Loan, shares shall be released from the Exempt Loan Suspense Account as the principal amount of such loan is repaid (and without regard to interest payments), provided the following three conditions are satisfied:

             (1) The Exempt Loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid in time than level annual payments of such amounts for ten years.

             (2) The interest portion of any payment is disregarded only to the extent it would be treated as interest under standard loan amortization tables.

             (3) If the Exempt Loan is renewed, extended or refinanced, the sum of the expired duration of the Exempt Loan and the renewal, extension or new Exempt Loan period must not exceed ten years.

         (c) It is intended that the provisions of this section 4.3 shall be applied and construed in a manner consistent with the requirements and provisions of Treasury Regulation section 54.4975-7(b) (8), and any successor regulation thereto. All Stock released from the Exempt Loan Suspense Account during any Plan Year shall be allocated among Participants as prescribed by section 4.4.

         4.4 Allocation of Shares Released from Exempt Loan Suspense Account. Shares of Stock released from the Exempt Loan Suspense Account for a month in accordance with section 4.3 shall be held in the Trust Fund on an unallocated basis until allocated by the Committee as of the last day of each month. Except as provided in section 6.4 with respect to Stock that is released as the result of dividend payments on allocated shares of Stock, the allocation of such released shares among the Accounts of eligible Participants shall be made in proportion to their Code section 401(k) deferrals under the GFC Financial Corporation Capital Accumulation Plan (to the extent that such contributions do not exceed 3 percent of their Compensation for the month) in the same manner as would be required for Employer contributions for the Plan Year under the rules of section 4.2.


         4.5 Limitation on Aggregate Allocations to Highly Compensated Employees. The aggregate amount of Employer contributions for a taxable year of the Employer allocated to the Accounts of Participants who are Highly Compensated Employees shall not exceed one-third of the aggregate Employer contri-butions made under section 4.1 with respect to the taxable year on behalf of all Participants. Amounts in excess of such limitation shall be allocated, in a manner similar to that described in section 4.2, to other Participants not described in the first sentence of this section 4.5 who are entitled to an allocation, on the basis proportional to their matchable Code section 401(k) deferrals (as described in section 4.2) for the Plan Year.

         4.6 Limitations on Annual Additions. The provisions of this section 4.6 shall apply to calendar years (which shall be the "limitation years" under this Plan for purposes of Code section 415).

         (a) Annual Addition. "Annual Addition" means, for any Participant for any Plan Year, an annual addition as defined in Code sections 415(c) (2) and 415(c) (6), generally including the sum of:

             (1) all Company and Affiliate contributions made for the Participant under "any defined contribution plan" for the year, but excluding any Employer contributions used to pay interest on an Exempt Loan to the extent permitted by Code section 415(c)(6);

             (2) the Participant's after-tax contributions for the year to "any defined contribution plan; or

             (3) any forfeitures allocated to him for the year under "any defined contribution plan," but excluding any forfeitures of Stock acquired with the proceeds of an Exempt Loan to the extent permitted by Code section 415(c) (6); and

             (4) contributions to an individual, post-retirement medical account for the Participant, to the extent required by Code section 415(I) or 419A(d)(2).

             "Any defined contribution plan" means all qualified defined contribution plans of the Employers and Affiliates that are considered as one plan under Code sections 414 and 415.

         (b) Limitation.  Notwithstanding the foregoing provisions of this
             Article 4, for any Plan Year the Annual Addition of a Participant shall not exceed the lesser of --

             (1)  the sum of

                  (A) $30,000 (or other amount for a particular Plan Year as may be determined under Code sections 415(c) (1) and 415(d) and related regulations) plus, to the extent permitted by the application of Code section 415(c) (6), an additional amount determined as

                  (B)  the lesser of --
                       (i)  the above dollar amount, or

                       (ii) the amount of Stock contributed to this Plan or
                            purchased with cash contributed to this Plan and allocated to the Participant's Account, or

             (2) 25 percent of the Participant's Total Compensation for such Plan Year.

         (c) Additional Limitation. If in any Plan Year a Participant is both a participant in any defined contribution plan and a participant in any qualified defined benefit plan of the Employer or an Affiliate, the sum of the defined benefit plan fraction (as defined in Code section 415(e)(2)) and the defined contribution fraction (as defined in Code section 415(e)(3)) shall not exceed the number one. In calculating the defined contribution fraction, the

             Committee may, at its discretion, make the election provided under Code section 415(e)(6).

         (d) Reduction in Annual Additions - Elimination of Excess Amounts. If the limitations of subsection (b) or (c) are exceeded when this Plan is considered in combination with another qualified plan, the excess shall be eliminated by first applying the provisions of such other defined contribution plan or defined benefit plan that are applicable to reduce the Annual Additions or annual benefit under such other plan (except to the extent that this may be prohibited by law or by the terms of an annuity contract for a terminated plan). Thereafter, if the excess is not completely eliminated, the following provisions of this subsection 4.6(d) shall be applicable.

             If the limitations of subsection 4.6(b) or 4.6(c) are exceeded, the excess Employer contributions allocated to the Participant's Account for the year pursuant to section 4.2 must be first reallocated to other Participants on a basis proportional to Compensation for the year. Then, if the foregoing reallocation fails to prevent such limitations from being exceeded with respect to each Plan Participant for the limitation year, the remaining excess amounts must be held unallocated in a 415 Suspense Account. If a 415 Suspense Account is in existence at any time during a particular limitation year, other than the limitation year described in the preceding sentence, all amounts in the 415 Suspense Account must be allocated to Participants' Accounts in proportion to Compensation for such year (subject to the limitations of section 415) before any Employer contributions or other benefits which would result in Annual Additions may be made to the Plan for that limitation year.

         4.7 Limitation on Employer Matching Contributions. The Committee shall require testing and adjustments pursuant to this section 4.7 to ensure that Employer contributions that are treated as matching contributions under Code section 401(m) and the regulations thereunder satisfy the nondiscrimination requirements of said Code section and regulations as well as any other applicable requirements of the Code that limit such contributions to an employee stock ownership plan such as this Plan. To this end, the Committee shall ensure that the Contribution Percentage for the Plan Year of Participants who are Highly Compensated Employees does not exceed the Contribution Percentage of all other Participants by more than the greater of:

         (a) 1.25 times, or

         (b) the lesser of (i) 2 percentage points, or (ii) 2 times.

For purposes of the Plan, the term "Contribution Percentage" for each group of Participants shall mean the average of the ratios, expressed as percentages and calculated separately for each Participant in such group, of the aggregate of
(1) the Code section 401(m) Employer matching contributions made on the Participant's behalf for the Plan Year and (2) any after-tax contributions of the Participant for the Plan Year under a plan that is tested together with this Plan (there being no such after-tax contributions under this Plan), to (3) the Participant's Total Compensation for the Plan Year. To the extent that they may be considered under this Plan, the Company may elect, in computing Contribution Percentages, to treat Code section 401(k) elective deferrals and Code section 401(m)((4)(C) qualified nonelective contributions as Employer matching contributions.

Also for purposes of the Plan, the term "Highly Compensated Employee" shall have the meaning specified in Code section 414(q). To the extent required by Code section 414(q)(6), a Highly Compensated Employee who is a 5 percent owner or among the 10 Employees with the greatest Total Compensation for the year and family members of such Employee shall be aggregated and shall have a Contribution Percentage that is the greater of (1) the percentage determined by combining the contributions and Total Compensation of all eligible family members who are Highly

Compensated Employees, or (2) the percentage determined by combining the contributions and Total Compensation of all eligible family members. If excess contributions are required to be returned to any such family members pursuant to this section, the return shall be made in accordance with applicable regulations to family members whose contributions and Total Compensation were used to determine the Contribution Percentage that required the return of excess amounts, in proportion to their contributions.

If, at the end of the Plan Year, the Contribution Percentage of Highly Compensated Employees exceeds the maximum Contribution Percentage permitted under this section for the Plan Year, then, before the end of the following Plan Year, the excess Employer matching contributions (and any income and investment gain or loss attributable thereto) shall be distributed to the Participants who are Highly Compensated Employees in the order of their Contribution Percentages, beginning with the Highly Compensated Employee with the highest Contribution Percentage, until the limitations of this section are met. Except as otherwise required by the Code, any amount so distributed shall be included in the recipient Employee's taxable wages for the Plan Year for which the contribution was made. The distribution described in this section may be made notwithstanding any other Plan provision.

In the event that this Plan satisfies the requirements of section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this section 4.7 shall be applied by determining the Contribution Percentages of all eligible Participants as if all such plans were a single plan. If a Highly Compensated Employee participates in two or more plans of an Employer or Affiliate to which contributions subject to the rules of this section are made on his behalf, all such plans shall be treated as one plan in determining such Employee's Contribution Percentage. Any Employee required to be taken into consideration under Code section 401(m)(5) shall be treated as an eligible Employee for purposes of this section. As applicable, excess contributions under this section 4.7 shall be determined after first determining excess deferrals under Code section 402(g) and then determining excess deferrals under Code section 401(k)(3). Moreover, all determinations under this section
4.7 shall comply with Code section 401(m) and applicable regulations thereunder, including such regulations as are necessary to prevent the multiple use of the alternative percentage limitations in Code sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) with respect to Highly Compensated Employees. Nothing herein shall require or permit the aggregation of this plan with a plan other than another Code section 4975(e)(7) employee stock ownership plan in a manner that violates the qualification requirements applicable to such a plan.

         4.8 Correcting Contributions. In addition to other Employer contributions, an Employer shall pay a special, correcting contribution to the Trustee when directed to do so by the Committee in order to restore an amount to a missing person pursuant to section 5.6 or to correct a mistake or omission in the allocation of contributions hereunder which cannot, when discovered, be corrected by revising prior allocations.

         4.9 Return of Contributions. To the extent permitted under section 403(c) of ERISA, contributions are conditioned on a determination by the Internal Revenue Service that the form of Plan meets the requirements of Code sections 401(a), 401(m), and 4975(e)(7). If a timely application for a determination letter on the initial qualification of the Plan under such Code sections results in a denial of qualification by the Internal Revenue Service, the amounts allocated to Participants' Accounts shall be returned to the Employer within one year after the date of such denial. In addition, if a contribution is made to the Trust Fund by a mistake of fact, such contribution may be returned to the Employer within one year after the payment of the contribution, and if an Employer contribution is conditioned on obtaining a current deduction which is denied in a final determination, such contribution shall, at the request of the Company or the

Committee, be returned to the Employer within one year after such denial of deduction.

         4.10 No Employee Contributions. Contributions by Employees are neither required nor permitted under this Plan.

         4.11 Securities Law Limitations on Allocations. The Plan is intended to comply with the requirements for exemption from liability under section 16(b) of the Securities Exchange Act of 1934 ("1934 Act") in the case of any transaction that is reportable under section 16(a) of the 1934 Act. As of September 1, 1992, the Company has chosen, for purposes of liability under section 16(b) of the Exchange Act, to apply the new section 16 rules that became effective May 1, 1991, for reporting purposes. Accordingly, the Plan shall be interpreted and administered so as to preserve such exemption under Rule 16b-3 or any other applicable rules and regulations promulgated pursuant to section 16 of the 1934 Act with respect to any Plan transaction that is reportable by a Participant, Beneficiary, or other person, including, if applicable, the Trust, who is a Company officer, director or ten percent beneficial owner subject to section 16 of the 1934 action (hereinafter, a "Section 16 Insider"). This section of the Plan provides special rules allowing the Plan to satisfy certain conditions for exemption from section 16(b) liability. This section also contains references to other Plan sections that, in addition to be included in the Plan for other reasons, enable the plan to satisfy other conditions for such exemption.

The Plan is a written pension or retirement plan with broad-based Employee participation and objective, nondiscriminatory rules that are subject to the Code's qualification requirements and the requirements of ERISA, including ERISA reporting rules that make the Plan subject to an annual audit by independent accountants and ERISA fiduciary rules that protect the interests of all Plan Participants and Beneficiaries, including Section 16 Insiders. Article 3 of the Plan provides rules for determining eligibility to participate, as it relates to
Section 16 Insiders and other

Employees; and Articles 4 through 8 contain detailed rules for Plan contributions, benefits, investments, and accounting that include rules setting forth the method for determining the price and amount of Stock that can be allocated to the Accounts of Section 16 Insiders and other Employees. Accordingly, the Plan satisfies the general conditions for 16(b) exemption relating to a written plan described in Rules 16(b)-3(a)(1) that is exempt from the Rule 16b-3(b) requirement to obtain approval by the Company's security holders. Moreover, the imitations in Article 4 of the Plan, including the Code section 415 limitations that are expressed in section 4.6 of the Plan, operate in conjunction with other Plan provisions relating to contributions and benefits in a manner that permits a determination of the maximum number of shares of Stock that can be provided to Section 16 Insiders under the Plan each year. Therefore, to the extent that current rules continue to subject the Plan to a requirement similar to that in a former Rule 16b-3(c) to specify the maximum number of shares that the Plan makes available to Section 16 Insiders, the Plan satisfies such requirement. In addition, section 13.6 of the Plan restricts the assignment of Plan benefits in a manner required by the Code and ERISA. In the event that the Plan is ever deemed to issue derivative securities, section 13.6 shall be interpreted and applied with respect to Section 16 Insiders in a manner that also satisfies the requirements to include a transferability restriction, as described in Rule 16b-3(a)(2).

The Plan's rules for contributions, benefits, investments, and accounting in Articles 4 through 8 collectively provide a formula that uses objective criteria to determine the amount, price and timing of Stock allocations to Section 16 Insiders and other Participants in a manner that satisfies Rule 16b-3(c)(2)(ii)(A). Notwithstanding section 10.1 or any other Plan provision, to the extent required by Rule 16b-3(c)(2)(ii)(B), such Plan provisions shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. Moreover, the Committee is authorized to approve and enforce administrative restrictions that, without discriminating in favor of Section 16 Insiders for purposes of Plan qualification under the Code, ensure compliance with the requirement of Rule 16b-3(c)(1) to satisfy a six-month holding requirement with respect to the grant and award transactions of Section 16 Insiders under the Plan or ensure compliance with a requirement of Rule 16b-3(d) with respect to Participant-directed transactions of Section 16 Insiders that must meet such requirement as a condition for exemption under section 16(b) of the 1934 Act. In order to permit compliance with Rule 16b-3(d) the restrictions that the Committee may apply to Stock-related transactions of Section 16 Insiders may include requirements that cause them to make an irrevocable election six months in advance, to cease further Plan participation or Stock purchases for six months, or to make elections for intra-Plan investment transfers no more often than every six months and during a specified period in which recently released financial data for the Company is available to the Public.

In addition to the foregoing, the Plan is intended to comply with the following rules in order to ensure that it will be exempt from any requirement to obtain approval by the Company's security holders even if it is not treated as a pension or retirement plan. Thus, the following limitation shall apply notwithstanding other plan provisions for allocations. In no event shall Stock be allocated to the Account of a Section 16 Insider if such allocation would cause the aggregate fair market value of Stock that is held in the Trust and credited to the Accounts of Section 16 Insiders to equal or exceed twenty percent of the market value of all Stock held in the Trust. Any reduction in the number of shares of Stock in the Accounts of Section 16 Insiders that is necessary to comply with this limitation shall be made on a proportionate basis for all such Section 16 Insiders and shall be allocated among the remaining Participants in the same manner as shares of Stock are allocated in connection with Employer matching contributions pursuant to section 4.2.

                        Article 5. Vesting and Benefits

         5.1 Vesting. The interest of a Participant in amounts properly allocated to his Account shall be fully vested and nonforfeitable at all times, including a Participant's attainment of Normal Retirement Age while still an Employee.

         5.2 Distribution Upon Separation from Service. Except as specifically provided in special circumstances, the Plan does not permit in-service withdrawals or other benefit payments during a Participant's employment as an Employee. Upon a Participant's Separation from Service there shall be distributed to him (or his Beneficiary in the event of his death), as of the Valuation Date specified in section 5.3, the entire balance credited to the Participant's Account. The distribution shall be made in the whole shares of Stock credited to his Account or purchased with his share of cash or other non-Stock assets pursuant to the next following sentence, plus a supplemental cash payment for any fractional share credited to his accounts and his allocable share of any non-Stock assets of the Trust Fund to the extent that the value of such allocable share is not sufficient to purchase additional Stock for the distribution. If the value of the allocable share of non-Stock assets credited to the Participant's Account is sufficient to acquire additional whole shares of Stock, such value shall be used to acquire and distribute Stock plus a supplemental cash payment with a value equal to a fractional share of Stock. The distribution shall be payable as a lump sum distribution in accordance with and subject to the remaining provisions of this Article 5.

         5.3 Deadline for Distributions and Other Rules.

         (a) The lump sum distribution from a Participant's Account will normally be made as of the Valuation Date coincident with or next following the Participant's Separation from Service, provided, however, that, the timing of the distribution shall be delayed to the extent necessary to satisfy the rules below.

                                     -V.1-

         (b) Any distribution which cannot be reasonably ascertained and made by the required date shall be made as soon as administratively possible thereafter.

         (c) Notwithstanding other Plan provisions, distributions shall comply with Code section 409(o). Accordingly, unless the Participant otherwise elects, the distribution of the Participant's Account balance will commence not later than one year after the close of the Plan Year (i) in which the Participant has a Separation from Service by reason of the attainment of Normal Retirement Age, Disability, or death, or (ii) which is the fifth Plan Year following the Plan Year in which the Participant otherwise has a Separation from Service, except that this clause shall not apply if the Participant is reemployed by the Company or an Affiliate before such year. For purposes of this subsection 5.3(c), the Account balance of a Participant shall not include any Stock acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which such loan is repaid in full. Moreover, unless the Participant elects otherwise, the distribution of the Participant's Account balance will be in substantially equal periodic payments (not less frequently than annually) over a period not longer than the greater of (i) five years, or (ii) in the case of a Participant with an Account balance in excess of $500,000, five years plus one additional year (but not more than five additional years) for each $100,000 or fraction thereof by which such balance exceeds $500,000 (subject to cost-of-living adjustments of the foregoing $500,000 figure by the Secretary of the Treasury).

         (d) An immediate distribution (as determined in accordance with Code section 411(a)(11)) of a Participant's Account balance in excess of $3,500 shall not be made to a Participant without his written consent. To the extent required by Code section 411(a)(11), the Committee shall consult with, and honor the election of a delayed distribution date in the case of, any Partici-

                                     -V.2-
             pant who does not consent to an immediate distribution of an Account balance which exceeds $3,500. Moreover, if the Participant dies before the distribution of benefits has begun, the distribution shall be made not later than five years after the Participant's death. In any event, unless the Participant elects otherwise, distribution of his benefits shall begin not later than the 60th day after the close of the Plan Year in which occurs the latest of (i) the Participant's Separation from Service, (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's 65 birthday. Moreover, if the Participant is no longer an Employee and has attained age 70-1/2 before or during a year that includes the date of his Separation from Service or in a year that begins after a Separation from Service occurring prior to the year in which the Participant attained age 70-1/2, then distribution shall begin by April 1 of the following year. If the Participant is a 5 percent owner of the Employer and has not had a Separation from Service by the end of the year in which he reaches age 70-1/2, his distribution shall begin by April 1 of the following year, regardless of whether or not he has then had a Separation from Service. After 1988, the requirement to begin distributions by a specified date in accordance with the immediately preceding sentence shall also apply to Employees other than 5 percent owners of the Employer once they have reached age 70-1/2. Any distribution that is begun pursuant to this paragraph to a Participant who is still an Employee and has attained age 70-1/2, shall satisfy the minimum distribution requirements of Code section 401(a)(9) and the regulations thereunder. Distributions that are required to be made to a Participant prior to Separation from Service pursuant to this section 5.3(d) and Code section 401(a)(9) shall be made in a number of whole shares of Stock that is

                                     -V.3-
             determined by rounding up, to the next higher whole number, the minimum number of full and fractional shares that are required by the Code to be distributed from such Account.

         5.4 Diversification. Any Participant who has attained age 55 and completed 10 years of Plan participation shall have the right to diversify the investment of his Account in a manner that satisfies Code section 401(a)(28). Such a Participant may elect within 90 days after the close of each Plan Year in the qualification election period (as defined in section 401(a)(28) of the Code) to diversify 25 percent of his Account, less any amount to which a prior election applies. In the case of the last year to which an election applies, 50 percent shall be substituted for 25 percent. Unless the Committee establishes at least three investment options, the Plan shall meet the requirements of section 401(a)(28) by distributing the portion of the Account covered by the election to the Participant within the 90-day period after the election is made.

         5.5 Put Options and Rights of First Refusal. If Stock is distributed from the Plan at a time when it is not readily tradable on an established public market, then the provisions of this section shall apply in the case of a Participant or any other distributee of the Stock who may be legally subject to the following rules.

         (a) The distributee shall have the right to require that the Employer repurchase such Stock under reasonable payment terms and at a price per share determined in accordance with section 7.2 . This put option shall continue during a period of at least 60 days following the date of distribution of the Stock and, if not exercised within such period of 60 days, during the


                                     -V.4-
             first 60 days in the following Plan year. This right shall be granted in accordance with Code section 409(h) and all applicable regulations.

         (b) Stock acquired with the proceeds of an Exempt Loan shall be subject to a right of first refusal whereby the Employer shall be entitled to purchase such Stock at a selling price and under other terms not less favorable to the seller than (i) the purchase price and other terms offered by a buyer other than the Employer pursuant to a good faith offer to purchase the Stock, or (ii) if more favorable to the seller than (i), the value of the Stock determined in accordance with section 7.2. The right of first refusal must lapse no later than 14 days after the holder of the Stock gives written notice to the Employer that an offer by a third party to purchase the Stock has been received.

         5.6 Missing Persons. If the Committee shall be unable, within two years after the Participant's distribution becomes due, to make payment because the identity or whereabouts of the Participant or Beneficiary cannot be ascertained, the Committee may direct that such Participant's Account balance shall be forfeited and all liability for the payment thereof shall terminate; provided, however, that in the event of the subsequent reappearance of the Participant or Beneficiary, the amount forfeited shall be paid to such person in a single sum. The amount of any forfeited Account balance shall be added to Employer contributions and allocated together with such contributions in the manner specified in section 4.2. Reinstatement of a benefit shall be accomplished in accordance with section 4.7 by the making of a special, correcting contribution in an appropriate amount to provide for the distribution.


                                     -V.5-

         5.7 Use of Exempt Loan Proceeds. The proceeds of an Exempt Loan must be used within a reasonable time after receipt by the Plan only for any or all of the following purposes:

         (a) to acquire Stock;
         (b) to repay the Exempt Loan;
         (c) to repay a prior Exempt Loan in a transaction creating a substitute Loan, as described in section 4.3.

Except as provided in section 5.5 or as otherwise required by applicable law, no Stock acquired with the proceeds of an Exempt Loan may be subject to a put, call, or other option or buy-sell or similar arrangement while held by and when distributed from the Plan.

                                     -V.6-

                    Article 6. Investment and Voting Rights

         6.1 Investment Policy. The Trust Fund shall be invested primarily in Stock. Participants shall not have any right to direct investments.

         6.2 Securities Transactions. The Trustee may buy or sell Stock in a transaction on the open market or with the Company or any other person, including an Interested Party, provided that no commission shall be paid in connection with a transaction with the Company or any other Interested Party, and the value of Stock shall be determined in accordance with section 7.2 in the case of a transaction with an Interested Party. No more than "adequate consideration," as determined pursuant to section 3(18) of ERISA, shall be paid in a transaction involving an acquisition of Stock from a Party in Interest. Neither the Employer, nor the Committee, nor any Trustee shall have any responsibility or duty to time any transaction involving Stock in order to anticipate market conditions or changes in Stock value, nor shall any such person have any responsibility or duty to sell Stock held in the Trust Fund in order to maximize return or minimize loss.

         6.3 Rights, Warrants, or Options. Stock rights (including warrants and options) issued with respect to Stock shall, in the discretion of the Trustee, be exercised by the Trustee on behalf of Participants to the extent that cash is available, or shall be sold or exchanged.

         6.4 Dividends. Stock dividends shall be allocated to each Participant's Account and each suspense Account in proportion to the Stock in that Account that gave rise to the dividend. Cash dividends on unallocated Stock (Stock that has not yet been allocated to the Accounts of Participants) shall first be used to make payments on outstanding Exempt Loans, if any, in which case the shares of Stock released from the Exempt Loan Suspense Account as a result of such payments shall be allocated in the same manner as Employer matching contributions, as provided in sections 4.2 and 4.4. After the repayment of all outstanding

Exempt Loans, such cash dividends on unallocated Stock shall next be used to pay reasonable expenses of Plan administration, if such are to be paid from the Trust Fund rather than by the Company, and shall then be allocated to the Accounts of Participants in proportion to the number of shares of allocated Stock in their Account (or, if there is no such allocated Stock at the time, in proportion to matchable Code section 401(k) deferrals in the same manner that Employer contributions for the month of the dividend would be allocated pursuant to section 4.2). Cash dividends on allocated Stock shall first be used to make payments on outstanding Exempt Loans, in which case, notwithstanding the normal rules of section 4.4, the shares of Stock released from the Exempt Loan Suspense Account as a result of such payments shall be allocated to the Accounts of Participants in proportion to the number of shares of such allocated Stock on which the dividend was paid. After the repayment of all outstanding Exempt Loans, such cash dividends on allocated Stock shall be passed through to the Participants to whose Accounts the Stock giving rise to the dividends was allocated, provided that the pass-through satisfies the Code section 404(k) requirements for a tax deduction with respect to such dividends. If such deduction requirements no longer applyor cannot be satisfied, such cash dividends (or the shares of Stock acquired with them) shall be allocated to the Accounts of the Participants to whom they would have been passed through pursuant to the immediately preceding sentence.

         6.5  Voting Rights in Stock:

              (a) Each Participant (whose account has allocated to it any shares of Stock) and each Beneficiary or alternate payee (within the meaning of section 414(p) of the Code) having a presently enforceable interest in the Accounts of a Participant is, for purposes of this Section 6.5, hereby designated a "named fiduciary," within the meaning of Section 403(a)(1) of ERISA (hereinafter referred to as a "Named Fiduciary"), for purposes of performing the fiduciary duties described by this Section 6.5. Pursuant to the provisions of
Section 9.1 hereof, each Named Fiduciary shall be the sole Fiduciary responsible for performing the fiduciary duties assigned hereunder, and no other Plan Fiduciary shall be responsible to ensure that such Named Fiduciaries discharge their duties hereunder.

              (b) Each Named Fiduciary shall be responsible to direct the Trustee in writing as to the manner in which Stock allocated to his or her Accounts (or to the Accounts in which the Named Fiduciary has an interest, but only to the extent of his or her interest in such Accounts), and each Named Fiduciary who is a Participant shall also be responsible to direct the Trustee in writing as to the manner in which each Participant's proportionate share (as determined in Section 6.5(f)) of Stock, if any, that is contributed to or acquired by the Plan that is not yet allocated (including Stock held in a suspense Account described in sub-section 2.1(a) (hereinafter sometimes referred to as "Unallocated Stock")), is to be voted on each matter brought before an annual or a special shareholders' meeting and to revoke such instruction to the extent permitted under the terms of such vote. Such instruction or revocation thereof shall apply (i) to the total number of shares (including fractional shares) of Stock allocated to each Named Fiduciary's Accounts (or to the Accounts in which the Named Fiduciary has an interest, but only to the extent of his or her interest in such Accounts), whether or not vested, and (ii) to each Participant's proportionate share of Unallocated Stock, if any, as of the record date for the shareholders' meeting or such earlier date which shall be designated by the Committee which the Committee, in its sole discretion, deems appropriate for reasons of administrative convenience.

              (c) Within a reasonable time before each shareholder's meeting, the Committee shall cause each Named Fiduciary to be notified of each occasion for directing the Trustee regarding the voting of Stock. Information provided to each Named Fiduciary shall include all proxy solicitation and other materials distributed by the Company or by management and others who may solicit proxies to shareholders with regard to such exercise of voting rights, together with a form stating the number of shares of Stock attributable, for voting purposes, to such Named Fiduciary and requesting directions on how such shares of Stock held by the Trustee in the Trust shall be voted. The Committee shall use its reasonable best efforts to cause each Participant entitled to direct the Trustee to receive such notices and forms.

              (d) Upon timely receipt of written directions from Named Fiduciaries, the Trustee shall, on each such matter, vote as directed the appropriate number of shares (as determined under this Section 6.5 and including fractional shares) of Stock held by the Trustee in the Trust, and the Trustee shall have no discretion in such matter. To the extent that a Named Fiduciary does not direct the Trustee with respect to the voting of Stock attributable, for voting purposes, to such Named Fiduciary, such Named Fiduciary shall be deemed to have exercised his or her fiduciary prerogative to refrain from having such Stock voted and the Trustee shall not vote such shares of Stock. The Trustee shall have no discretion in such matter.

              (e) In the case of a merger, tender offer, or other major corporate transaction requiring approvalby more than the majority normally required for other shareholder votes, the instructions received by the Trustee (or the Trustee's designate) from Named Fiduciaries shall be held by the Trustee (or the Trustee's designate) in confidence and shall not be divulged or released to any person, including officers or employees of the Employer; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee (or the Trustee's designate) to a record keeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer.

              (f) Solely for purposes of directing the Trustee to vote Unallocated Stock, the proportionate share of any Participant in such Stock held in the Trust shall be a fraction, the numerator of which shall be the number of shares allocated to such Participant's Accounts and the denominator of which shall be the number of such shares allocated to all Participants' Accounts, whether or not vested, as of the record date for the shareholder's meeting at which shares are to be voted, or such earlier date which shall be designated by the Committee which the Committee, in its sole discretion deems appropriate for reasons of administrative convenience.

                 Article 7. Accounting and Valuation of Assets

         7.1 Accounts. A system of accounting satisfactory to the Committee and consistent with generally acceptable trust accounting principles shall be maintained so as to reflect in a separate Account (with appropriate subaccounts, as needed) for each Participant his beneficial interest in the Trust Fund and so as to reflect also the current balance in each suspense Account described in subsection 2.1(a) and in any other Accounts that may be established under the Plan. Allocations to Accounts shall be made in accordance with sections 4.2, 4.4, 6.4 and 7.4, as applicable.

         7.2 Valuation of Assets. All assets of the Trust Fund shall be valued at their fair market value as of each Valuation Date for purposes of this Article and shall also be valued as of the date of any transaction between the Plan and an Interested Party. A Valuation Date requiring the determination of the fair market value of Stock and other Trust Fund assets for purposes of accounting pursuant to this Article shall occur at least annually. The fair market value of Stock shall be the closing price of such Stock in public trading on the most recent date on which the Stock was traded, as reported in the Wall Street Journal or another publication of general circulation providing information about the public trading prices of Stock that is selected by the Committee; provided, however, that if Stock ceases to be publicly traded or if it is being valued in connection with a transaction between the Plan and an Interested Party, its fair market value shall be determined in good faith by the Committee based on all relevant factors for determining the fair market value of securities in accordance with Treasury Regulations section 54.4975-11(d)(5) and the fiduciary requirements of ERISA.

                                    -VII.1-

         7.3 Accounting for Changes in Value.

         (a) Except as otherwise provided in this Article, the income, profit, gain and other increments to the Trust Fund for a Valuation Period reduced by the expenses, losses and other decreases in the Trust Fund for a Valuation Period shall be allocated to Accounts on the Valuation Date on which that Valuation Period ends in the proportion that each individual Account value as of the next preceding Valuation Date reduced by any disbursements from that Account during the Valuation Period bears to the total value of all Accounts as of that date reduced by such disbursements.

         (b) Any change in value of Stock which has been allocated to an Account of a Participant and any income attributable to that Stock shall not be part of the general allocation described in the prior subparagraph (a), but shall be allocated directly to the Account.

         7.4 Allocation of Stock Dividends and Splits. Stock received by the Trust as a result of a stock split or stock dividend shall be allocated as of the Valuation Date coinciding with or next following the date of such split or dividend, to each Account on such date in an amount which shall bear substantially the same proportion to the total number of shares received as the number of shares in the Account immediately before such date bears to the total number of shares allocated to all Accounts immediately before such date.

         7.5 Other Allocation Matters.

         (a) In the event an Employer contribution, dividend, amount of sale proceeds, or other amount is received before the Valuation Date as of which it is to be allocated to Accounts under the Plan, the Committee may direct the Trustee to hold such amount in a separate investment fund. In such event, any change in value of that separate investment fund shall be allocated with and in the same manner as the amount itself.

                                    -VII.2-

         (b) Notwithstanding the preceding provisions of this Article, the Committee may determine to allocate the portion of the net increase or decrease in value of the Trust Fund allocable to Accounts under the Plan based on a modified allocation procedure, provided that any such modified allocation procedure shall result in equitable and nondiscriminatory allocation.

         (c) The Committee, or the Trustee at the direction of the Committee, shall maintain adequate records of the cost basis of Stock acquired by the Trustee, the number of shares of Stock in each Account as of each Valuation Date for which Account balances are determined, the dollar value of Account balances as of each such Valuation Date, and any other information that the Committee deems important, which information may, without limitation, include the identity of shares acquired with the proceeds of an Exempt Loan.

                                    -VII.3-

                             Article 8.  Financing


         8.1 Financing. The Company shall maintain a Trust Fund to provide the benefits under the Plan, by entering into one or more Trust Agreements.
Any such Trust Agreement is designated as and shall constitute a part of this Plan, and all rights which may accrue to any person under this Plan shall be subject to all the terms and provisions of such Trust Agreement. A Trustee shall be appointed by the Company and shall have such powers as provided in the Trust Agreement. The Company may modify any Trust Agreement from time to time to accomplish the purpose of the Plan and may replace any Trustee and appoint a successor Trustee or Trustees.

         8.2 Employer Contributions. Each Employer shall make such contributions to the Trust Fund as are required by this Plan, subject to the right of the Company to discontinue the Plan.

         8.3 Non-Reversion. Anything in this Plan to the contrary notwithstanding, it shall be impossible at any time for the contributions of an Employer or any part of the Trust Fund to revert to the Company or an Affiliate or to be used for or diverted to any purpose other than the exclusive benefit of Participants or their Beneficiaries, except in the case of a return of contributions and other assets pursuant to section 4.8 or a return of an unallocated amount from a suspense Account pursuant to the Plan termination provisions of section 10.2 hereof.

         8.4 Custody of Assets. All cash, certificates for shares of Stock and other assets of this Plan, shall be held in the possession of the Trustee. Transferable securities may be registered in the name of the Trustee or in the name of its nominee, and need not be evidenced by a certificate if the transfer agent does not customarily issue certificates upon





                                   - VIII.1-
request by owners of record. In the sole discretion of the Trustee, investments in securities may be represented by a single certificate.

         8.5 Payment of Expenses. All expenses of establishing and maintaining the Plan and the Trust which are not paid out of the Trust Fund, as directed by the Committee in accordance with the requirements of ERISA, shall be paid by the Company (and by other Employers to the extent required by the Company).

         8.6 Absence of Guaranty. Each Participant (and his Beneficiary) assumes all risk connected with any decrease in the market value of any assets held under the Plan. Neither the Company nor the Employer in any way guarantees the Trust Fund from loss or depreciation, or the payment of any amount that may be or become due to any person from the Trust Fund. The Trust Fund shall be the sole source of distributions to be made under this Plan.

         8.7 Exempt Loan Transactions. The Company may direct the Trustee to incur a loan on behalf of the Trust, provided that such loan qualifies as an Exempt Loan. An Exempt Loan shall be used primarily for the benefit of Participants and Beneficiaries and shall be structured to withstand the special scrutiny specified in Treasury Regulation 54.4975-7(b)(2)(ii) and similar standards that apply under ERISA. The proceeds of each Exempt Loan shall be used only for a purpose permitted in section 5.7. Any Exempt Loan shall provide for a reasonable rate of interest and an ascertainable period of maturity, and shall be without recourse against the Plan, except to the extent of the Employer contributions, as adjusted for any earnings and other investment gains or losses, that are held in the Plan. Any such loan shall be secured solely by shares of Stock acquired with the proceeds of the Exempt Loan and shares of such Stock that were used as collateral on a prior Exempt Loan which was repaid with the proceeds of the current Exempt Loan. Such Stock pledged as collateral shall be placed in an Exempt Loan Suspense Account and released and allocated pursuant to section 4.4.





                                    -VIII.2-

Payments of principal and interest on any loan under this section shall be made by the Trustee at the direction of the Committee solely from: (i) Employer contributions available to meet obligations under the loan, (ii) earnings from the investment of such contributions, (iii) dividends and other earnings attributable to Stock held in the Trust Fund, (iv) the proceeds of a Substitute Loan, and (v) the proceeds of the sale of any Stock pledged as collateral for the loan, provided that nothing herein shall be deemed to authorize such a sale if it is not permissible under the fiduciary requirements of ERISA and the qualification requirements of the Code. The contributions and earnings available to pay an Exempt Loan must be accounted for separately by the Committee until the Exempt Loan is repaid. The repayment schedule of an Exempt Loan, in light of the potential sources of funds for the loan repayment, must not be such as would deplete the assets of the Plan and the Trust Fund. Moreover, in the event of default under an Exempt Loan, the fair market value of Stock and other assets transferred in satisfaction of the Exempt Loan must not exceed the amount of the Exempt Loan which remains outstanding, plus accrued interest thereon. If the lender is an Interested Party, the Exempt Loan must provide for a transfer of Plan assets upon default only if and to the extent of the failure of the Trust to satisfy the payment schedule of the Exempt Loan.





                                    -VIII.3-

                           Article 9.  Administration


         9.1 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration. The Fiduciaries of the Plan (within the meaning of section 3(21) of ERISA) shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under the Plan or the Trust. The Board of Directors shall have the sole authority to appoint and remove the Trustee. The Chief Executive Officer of the Company shall have the sole authority to appoint and remove the Committee, and any investment manager which may be provided for under and defined in the Trust. The Company shall have the final responsibility for administration of the Plan, which responsibility is specifically described in this Plan and the Trust. The Committee, appointed pursuant to section 9.2, hereof, shall have the specific delegated powers and duties described in the further provisions of this Article 9, and such further powers and duties as hereinafter may be delegated to it by the Company. The Trustee shall have sole responsibility for the administration of the Trust and the management of the assets held under the Trust, all as specifically provided in the Trust. Each Fiduciary warrants that any direction given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under the Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under the Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.





                                     -IX.1-

         9.2 Appointment of Committee. A Committee consisting of at least three persons shall be appointed by and serve at the pleasure of the Chief Executive Officer of the Company to assist in the administration of the Plan. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employer, and any expenses not paid by the Employer shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their services for the Committee.

         9.3 Committee Procedures. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employer, or the Trustee. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after he or she has knowledge of any action or failure to act by the majority, registers his or her dissent in writing delivered to the other Committee members, the Employer and the Trustee shall not be responsible for any such action or failure to act.

         9.4 Rules and Decisions. The Committee may adopt such rules as it deems necessary, desirable or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants and Beneficiaries in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal counsel of any such person or the Trustee.





                                     -IX.2-

         9.5 Subcommittees. The Committee may appoint one or more subcommittees and delegate such of its power and duties as it deems desirable to any such subcommittee, in which case every reference herein made to the Committee shall be deemed to mean or include the subcommittees as to matters within their jurisdiction. The members of any such subcommittee shall consist of such officers or other employees of the Company and such other persons as the Committee may appoint.

         9.6 Other Agents. The Committee may also appoint one or more persons or agents to aid it in carrying out its duties as Plan administrator and Named Fiduciary, as defined in ERISA, and delegate such of its power and duties as it deems desirable to such person or agents.

         9.7 Records and Reports. The Company (or the Committee if so designated by it) shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA, other applicable law and governmental regulations issued thereunder relating to records of Participant's employment, Account balances, notifications to Participants, and annual reports to the Internal Revenue Service and Department of Labor. Each Employer agrees to abide by the directions of the Company, or its designee, in the exercise of its responsibilities hereunder.

         9.8 Claims Procedure. The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of the claim for benefits under the Plan by a Participant or Beneficiary shall be stated in writing by the Committee and delivered or mailed to the Participant or Beneficiary at his or her last address shown on Plan records; and such notice shall set forth the specific reasons for the denial, written to the best of the Committee's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Committee shall afford a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied for a review of the decision denying the claim and, in the





                                     -IX.3-
event of continued disagreement, may appeal to the Company (or an appellate benefits review committee appointed by it) whose decision shall be final.

         9.9 Committee's Powers and Duties. The Committee shall have responsibility for the general administration of the Plan and for carrying out its provisions. The Committee shall have such powers and duties as may be necessary to discharge its functions hereunder, including but not limited to, the following:

         (a) To construe and interpret the Plan, to decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

         (b) To make a determination as to the right of any person to an allocation, and the amount thereof;

         (c) To obtain from Employees and Employers such information as shall be necessary for the proper administration of the Plan and, when appropriate, to furnish such information promptly to the Trustee or other persons entitled thereto;

         (d) To prescribe procedures to be followed by Participants and Beneficiaries in requesting benefits;

         (e) To prepare and distribute, in such manner as the Company determines to be appropriate, information explaining the Plan;

         (f) To establish and maintain such accounts in the name of each Participant as are necessary;

         (g) To instruct the Trustee with respect to the payment of benefits hereunder;

         (h) To provide for any required bonding of fiduciaries and other persons who may from time to time handle Plan assets;

         (i) To prepare and file any reports required by ERISA, the Code, or other applicable laws;

         (j) To engage an independent public accountant to conduct such examinations and to render such opinions as may be required by ERISA and to perform such other functions as the Committee may deem appropriate;





                                     -IX.4-

         (k) To employ agents and advisers, including without limitation attorneys, valuation experts, and employee benefit consultants, to assist in any aspect of interpreting or administering the Plan;

         (l) To allocate contributions and Trust Fund gains or losses to the Accounts of Participants; and

         (m) To take all reasonable steps to correct any errors or omissions that may arise in the operation of the Plan.

         9.10 Investment Responsibilities. Subject to any requirements of the Plan and the Trust Agreement regarding investment in Stock and the Trustee's reliance on instructions of the Committee as to matters such as contributions, accounting, and distributions, the Trustee shall have the authority and responsibility to invest and manage the Trust Fund.

         9.11 Committee's Decisions Conclusive. The Committee shall exercise its powers hereunder in a uniform and nondiscriminatory manner. Any and all disputes with respect to the Plan which may arise involving Participants, or their Beneficiaries shall be referred to the Committee and its decision shall be final, conclusive and binding. Furthermore, if any question arise as to the meaning, interpretation or application of any provision hereof, the decision of the Committee with respect thereto shall be final.

         9.12 Authorization of Benefit Payments. The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and shall warrant to the Trustee that all such directions are in accordance with the Plan.

         9.13 Application and Forms for Benefits. The Committee may require a Participant or Beneficiary to complete and file with the Committee an application for a benefit on the forms approved by the Committee, and to furnish all pertinent information requested by the Committee, as a condition precedent to payment of benefits. The Committee may rely upon all such information so





                                     -IX.5-
furnished it, including the Participant's or Beneficiary's current mailing address.

         9.14 Facility of Payment. Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit or installment thereof hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his or her financial affairs, the Committee may direct the Trustee to make payments to such person or to his or her legal representative or to a relative or friend of such person for his or her benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan

         9.15 Indemnification of the Committee. The Committee and the individual members thereof shall be indemnified by the Employer and not from the Trust Fund against any and all liability arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.





                                     -IX.6-

         Article 10.  Amendment, Termination, or Merger of the Plan


         10.1 Amendment and Termination. The Company expects the Plan to be permanent and continue indefinitely. However, since future conditions affecting the Company cannot be anticipated or foreseen, the Company must necessarily and does hereby reserve the right to amend, modify or terminate the Plan at any time by action of its Board of Directors. The Chief Executive Officer of the Company may make any modifications or amendments to the Plan that are necessary or appropriate to meet the requirements of any law or of the Internal Revenue Code of 1986 as now in effect or hereafter amended, or any amendment which does not significantly increase benefit levels or costs. No amendment of the Plan shall cause any part of the Trust Fund to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries covered by the Plan. Plan amendments may not decrease the Account balance of any Participant, nor eliminate any valuable right such as an optional form of benefit payment to the extent that it is legally protected against elimination by amendment.

         10.2 Distribution on Termination. Upon termination of the Plan in whole or in part (after an initial determination has been obtained from the Internal Revenue Service that the Plan constitutes a qualified defined contribution plan), or upon complete discontinuance of Employer contributions to the Plan (after such initial determination has been obtained), the value of the proportionate interest in the Trust Fund of each Participant affected by such termination or discontinuance shall be determined by the Committee as of the date of such termination or discontinuance. The Accounts of such Participants shall continue to be fully vested and nonforfeitable, and thereafter distribution shall be made to such Participants as soon as practicable, consistent with the payout requirements and restrictions of the Code, including the requirements that generally prohibit distributions of amounts in excess of $3,500 without the Participant's consent.





                                     -X.1-

Moreover, if the Plan terminates while there are any amounts remaining unallocated to Participants' Accounts, such amounts shall be allocated to Participants to the extent possible under section 415 for the Plan Year of the termination. Any amounts remaining unallocated shall then be used to reduce the balance of any outstanding Exempt Loans and thereafter shall be withdrawn from the Plan by the Company or its successor in interest.

         10.3 Successor Employer. In the event of the dissolution, merger, consolidation or reorganization of an Employer, provision may be made in the sole discretion of the Company by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liability by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

         10.4 Plan Merger or Transfer. This Plan shall not merge or consolidate with, or transfer assets and liabilities to, or accept a transfer from, any other employee benefit plan unless each the transaction complies with Code section 401(a)(12) and 414(l), and, accordingly, each Participant in this plan would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer, and retain other rights protected by Code section 411(d)(6), which are not less than the benefit and the rights to which the Participant would have been entitled immediately before the merger, consolidation, or transfer or assets (if either this Plan or the other plan had then terminated).

Pursuant to this section and consistent with the agreement between the Company and The Dial Corp ("Dial") in connection with Dial's distribution of this Company's Stock to Dial stockholders, the Committee may allow this Plan to accept a transfer from The Dial Corp Employees' Stock Ownership Plan in the form of Stock (and cash or other assets acceptable to the Committee that, upon receipt by this Plan, can be reinvested in Stock within a





                                     -X.2-
reasonable time). Amounts attributable to any such assets transferred from The Dial Corp Employees' Stock Ownership Plan shall, as provided in section 6.1, be invested in and remain in Stock while held under this Plan. To the extent required by Code section 411(d)(6), such amounts shall be deemed to include the transferred assets and any assets derived from them (including any assets into which the transferred assets have been converted, and any dividends, distributions or earnings other than dividends or distributions that can be traced to the transferred assets). To the extent required by Code section 411(d)(6), such amounts shall also be subject to a Participant or Beneficiary's right to have them converted to Dial common stock and distributed in that form when the Participant or Beneficiary becomes entitled to a distribution under this Plan. However, neither the foregoing nor any other Plan provision shall be construed as requiring the Plan to make any investment or distribution that would adversely affects its qualification or as requiring the Plan to expand a Participant or Beneficiary's rights to Plan investments or distributions beyond the rights that would be legally required in the absence of any specific references to the Plan's receipt of a transfer of assets from The Dial Corp Employees' Stock Ownership Plan.





                                     -X.3-

                         Article 11.  Adoption of Plan


         11.1 Adoption Agreement. Subject to the approval of the Company, and consistent with the provisions of ERISA and other applicable law, an Affiliate may adopt the Plan for all or any specified group its Eligible Employees by entering into an adoption agreement in the form and substance prescribed by the Committee. The adoption agreement may include such modification of the Plan provisions with respect to such Eligible Employees as the Committee approves after having determined that no prohibited discrimination or other threat to the qualification of the Plan is likely to result.

The Company may prospectively revoke or modify any Employer's participation in the Plan at any time and for any or no reason, without regard to the terms of any adoption agreement, or terminate the Plan with respect to such Employer's Employee Participants. By execution of an Adoption Agreement (each of which by this reference shall become a part of the Plan), the Employer agrees to be bound by all the terms and conditions of the Plan.





                                     -XI.1-

                       Article 12.  Top-Heavy Provisions


         12.1 Application. If as of the Determination Date in any Plan Year beginning on or after January 1, 1984 (a) the sum of the Account balances of Participants who are "Key Employees" for such Plan Year exceeds 60 percent of the sum of the Account balances of all Employees and their Beneficiaries, or (b) the Plan is part of a top-heavy group, then the following provisions under this
Article 12 shall apply for such Plan Year. The foregoing notwithstanding, the provisions of this Article 12 shall not apply to the Plan in any Plan Year during which it is part of an aggregation group (as defined in section 12.3(a)), whether or not it is top- heavy as a single plan, unless the aggregation group of which it is a part is top-heavy in such Plan Year.

The "Determination Date" is the date for determining the applicability of this
Article 12 in any Plan Year and is the last day of the preceding Plan Year.

         12.2 Key Employees. For purposes of this Article 12, the term "Key Employee" means any Employee or former Employee (and the Beneficiary of such an Employee) who at any time during a Plan Year or any of the four preceding Plan Years is:

         (a) an officer of the Company or its Affiliates whose Compensation during the relevant Plan Year exceeded 150 percent of the dollar limitation under Code section 415(c)(1)(A); provided, however, that no more than the lesser of 50 Employees, or the greater of three Employees or 10 percent of all Employees are to be treated as officers;

         (b) one of the 10 Employees having Compensation for the relevant Plan Year in excess of the dollar limitation in effect under Code section 415(c)(1)(A) and owning the largest interests in the Company or an Affiliate; provided, however, that if 2 Employees have the same interest in the Company or Affiliate, then the Employee





                                    -XII.1-
                 with the greater Compensation shall be treated as having the larger interest;

         (c)     a 5 percent owner of the Company or an Affiliate; or

         (d) a 1 percent owner of the Company or an Affiliate having Compensation for the relevant Plan Year of more than $150,000. An Employee is considered to be a "5 percent owner" if the Employee owns (or is considered as owning within the meaning of Code section 318) more than 5 percent of the outstanding stock of the Company or an Affiliate or stock possessing more than 5 percent of the total combined voting power of all of the Company or Affiliates' stock. For purposes of this paragraph, "stock" shall also mean the appropriate ownership interest of any Employer or Affiliate which is not a corporation. The same rules apply to determine whether an Employee is a 1 percent owner.

If an Employee who has not had a Separation from Service ceases to be a Key Employee, such Employee's Account balance shall be disregarded under the top-heavy plan computation for any Plan Year following the last Plan Year for which he was treated as a Key Employee. For Plan Years beginning after 1984, the account balances and accrued benefits of any Employee or former Employee, who has not performed services for the Company or an Affiliate at any time during the 5 -year period ending on the Determination Date, will not be taken into account to determine whether the Plan or aggregation group is top-heavy.

         12.3 Top-Heavy Group. For purposes of determining whether the Plan is part of a top-heavy group, the following rules shall apply:

         (a) Aggregation Group. All plans maintained by the Company or an Affiliate are aggregated to determine whether the plans, as a group, are top-heavy. The aggregation group shall include any plan which covers a Key Employee and any other plan which enables a plan





                                    -XII.2-
                 covering a Key Employee to meet the requirements of Code
                 section 401(a)(4) or 410.

         (b) Top-Heavy Group. An aggregation group is a top-heavy group if, as of the Determination Date, the sum of the account balances of Key Employees under all defined contribution plans included in the group and the present value of the accumulated accrued benefits for Key Employees under all defined benefit plans in the group exceeds 60 percent of the present value of a similar sum determined for all Employees and their Beneficiaries under all such plans in the group. When aggregating plans under this section, the value of account balances and accrued benefits will be calculated with reference to the respective determination dates (of the plans in the aggregation group) that fall within the same calendar year.

In any Plan Year, in testing for top-heaviness under this Article 12, the Company may in its discretion take into account accumulated accrued benefits and account balances in any other plan maintained by it or an Affiliate, so long as such expanded aggregation group continues to meet the requirements of Code sections 401(a)(4) and 410.

         12.4 Additional Rules. In determining the present value of the accrued benefits under a defined benefit plan and the sum of the account balances under a defined contribution plan, Employer contributions and voluntary Employee contributions shall be taken into account and any rollover contribution or similar transaction initiated by the Employee and made after December 31, 1983 which results in a transfer to this Plan shall not be taken into account, except to the extent required by Code section 416 and the regulations thereunder. To the extent required by Code section 416(g)(3), the present value of the accrued benefit in a defined benefit plan or the account balance in a defined contribution plan will include any amount distributed to an Employee and Beneficiary within the 5 year period ending on the Determination Date.





                                    -XII.3-

         12.5 Ceiling on Includible Compensation. If this Plan is determined to be top-heavy in any Plan Year, then in no event shall Compensation in excess of $200,000, adjusted for increases in the cost-of-living pursuant to Code section 416(d)(2), be taken in account under the Plan for such Plan Year.

         12.6 Code Section 415(h) Adjustment. If this Plan is determined to be top-heavy in any Plan Year, then the combined limits of Code section 415(e) and section 4.6(c) of the Plan shall be applied in accordance with Code section 416(h)(1) by substituting "1.0" for "1.25" in computing the defined benefit fraction and the defined contribution fraction under Plan section 4.6(c) and paragraphs 2(B) and 3(B) of Code section 415(e).

         12.7 Minimum Contribution Requirement.

         (a) If the Plan is part of a top-heavy group in any Plan Year, then Employees covered only by a defined contribution plan of an Employer shall receive the defined contribution minimum described in subsection 12.7(b). Employees covered by both defined contribution and defined benefit plans of an Employer shall receive both the defined contribution minimum described in subsection 12.7(b) and the defined benefit minimum as described in the defined benefit plan in which that Employee participates, provided however, that in determining whether the defined benefit minimum requirement has been met, the benefits provided to each Employee under all the employers' defined benefit plans shall be aggregated.

         (b) If this Plan is determined to be top-heavy in any Plan Year, then the Employer's contribution, represented as a percentage of Compensation for the Plan Year, allocated to the Account of each Participant, who is not a Key Employee and who is an Employee on the last day of the Plan Year, shall not be less than (i) 3% of Total Compensation, or, if less, (ii) the highest percentage of Total Compensation for the Plan Year represented by the Employer contribution for the Plan





                                    -XII.4-

                 Year allocated to any Key Employee. Compliance with this subsection shall be determined by aggregating the allocations of all Employer contributions made to the accounts of a Participant for the Plan Year under all defined contribution
                 plans of the employer.   For this purpose, salary reduction
                 contributions made at the election of the Participant to the GFC Financial Corporation Capital Accumulation Plan or similar plan of any Plan Year beginning before 1985 shall be disregarded, but such contributions for all subsequent Plan Years shall be taken into account.





                                    -XII.5-

                           Article 13.  Miscellaneous


         13.1 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

         13.2 Rights to Trust Assets. No Employee, Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund at any time, including upon termination of his or her employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits properly payable under the Plan to a Participant or Beneficiary out of the assets of the Trust Fund. All payments of benefits as provided for in the Plan shall be made solely out of the assets of the Trust Fund to the extent sufficient, and none of the Fiduciaries or Employers shall be liable therefor in any manner.

         13.3 Nonforfeitability of Benefits. Subject only to the specific provisions of the Plan, nothing shall be deemed to divest a Participant of his or her right to the nonforfeitable benefit to which he or she become entitled in accordance with the terms of the Plan.

         13.4 No Examination of Employer. Neither this Plan nor any action taken thereunder shall be construed as giving any person the right to an accounting or to examine the books or affairs of the Employer.

         13.5 Investment Risk. The Participants and their Beneficiaries shall assume all risks in connection with any decrease in the value of any assets or funds which may be invested or reinvested in the Trust Fund which supports this Plan.





                                    -XIII.1-

         13.6 Non-Alienation. No benefit payable at any time under the Plan shall be subject to the debts or liabilities of a Participant or his Beneficiary. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. No benefit under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind, except that a judicial order pertaining to domestic relations (which order does not alter the amount, timing or form of a benefit, other than to have it commence as soon as practicable and legally permissible) shall be honored by the Plan if the Committee determines that such order is a qualified domestic relations order, as defined in Code section 414(p). The Committee shall establish reasonable procedures consistent with the requirements of Code section 414(p) to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Such procedures shall provide for the notification of the Participant and any alternate payee of the receipt of domestic relations orders and the Plan's procedures for determining the qualified status of such orders and shall provide for the segregation in a separate Account in the Plan of any amount which would have been payable to an alternate payee during the period of such determination if the order had already been found to be qualified. Upon determination that a domestic relations order is qualified, the Committee shall, in accordance with the terms of the order, segregate the interest assigned to each alternate payee in a separate Account for his benefit pending the payment of benefits from such Account pursuant to the order, and shall treat each alternate payee as a Beneficiary with respect to any Account maintained for him under the Plan. Treatment as a Beneficiary means that an alternate payee shall not have the rights of a Participant unless such rights are also available to a Beneficiary who has not himself been a Participant or an alternate payee under the Plan. To the extent consistent with Code section 414(p)(10) and the terms of a qualified domestic relations order, amounts assigned to an alternate payee under such an order shall be paid out immediately to the alternate payee rather than held in the Trust Fund and





                                    -XIII.2-
such payment shall not violate any rule of the regarding the timing of benefit payments.

         13.7 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and it shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

         13.8 Service of Legal Process. The members of the Committee and the Secretary of the Company are hereby designated agent of the Plan for the purpose of receiving service of summons, subpoena or other legal process.

         13.9 Headings of Articles and Sections. The headings of sections and subsections are included solely for convenience of reference, and if there is any conflict between such headings and the text of the Plan, the text shall control.

         13.10 Applicable Law. The Plan and all rights hereunder shall be governed, construed and administered in accordance with the laws of the State of Arizona with the exception that any Trust Agreement which may constitute a part of the Plan shall be construed and enforced in all respects under and by the laws of the State in which the Trustee thereunder is located.





                                    -XIII.3-

                             FIRST AMENDMENT TO THE
                           GFC FINANCIAL CORPORATION
                        EMPLOYEES' STOCK OWNERSHIP PLAN



                 WHEREAS, the GFC Financial Corporation Employees' Stock Ownership Plan (hereinafter called the "Plan") became effective as of March 18, 1992; and

                 WHEREAS, under Article 10 of the Plan, GFC Financial Corporation (hereinafter called the "Company") has reserved the right to amend the Plan in whole or in part at any time and from time to time, subject to certain restrictions set forth in the Plan; and

                 WHEREAS, pursuant to Section 9.1 of the Plan the Board of Directors of the Company has delegated the authority to the Company's Chief Executive Officer to amend the Plan provisions governing the procedures for the voting of shares of stock of the Company held by the Plan or its related Trust,

                 NOW THEREFORE, the Chief Executive Officer deems it advisable to amend the Plan in the manner hereinafter set forth below and, hereby adopts this First Amendment on behalf of the Company as follows:

                 In order to amend section 6.5 of the Plan, pages VI-2 through VI-3 of the existing Plan are removed and replaced by the attached replacement pages VI-2 through VI-5, which are incorporated herein by this reference.

                 The terms used in this First Amendment which are defined in the Plan shall have the same meaning given to such terms in the Plan.

                 Except as modified by this First Amendment, the Plan shall continue in full force and effect and the Plan and all amendments thereto shall be read, taken and construed as one and the same document.

                 Executed at Phoenix, Arizona as of this ____ day of March, 1993 to be effective as of January 1, 1993.

                                        GFC FINANCIAL CORPORATION

                                            /S/ S. EICHENFIELD
                                        By__________________________________
                                        Its:  Chief Executive Officer

                                                                   The "Company"

                           GFC FINANCIAL CORPORATION
                        EMPLOYEES' STOCK OWNERSHIP PLAN

                             UCA 1992 AND OBRA 1993
                                   AMENDMENTS

                 WHEREAS, the GFC Financial Corporation Employees' Stock Ownership Plan (hereinafter called the "Plan") became effective as of March 18, 1992; and

                 WHEREAS, under Article 10 of the Plan, GFC Financial Corporation (hereinafter called the "Company") has reserved the right to amend the Plan in whole or in part at any time and from time to time, subject to certain restrictions set forth in the Plan; and

                 WHEREAS, pursuant to Section 9.1 of the Plan the Board of Directors of the Company has delegated the authority to the Company's Chief Executive Officer and the Committee appointed pursuant to the term of the Plan to amend the Plan to maintain its qualified status under the Internal Revenue Code,

                 NOW THEREFORE, the Chief Executive Officer and the Committee deem it advisable to amend the Plan in the manner hereinafter set forth:

PART I.  In order to comply with the requirements of Internal Revenue Code
Section 401(a)(31), the Plan is hereby amended by the adoption of the following IRS Model Amendment under Rev. Proc. 93-12, effective as of January 1, 1993:

"Article 14.  Direct Rollovers.

                 Section 14.1. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

Section 14.2.  Definitions.

                 (a) "Eligible Rollover Distribution": An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                 (b) "Eligible Retirement Plan": An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                 (c) "Distributee": A Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                 (d) "Direct Rollover": A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee."

PART II. In order to comply with the requirements of Internal Revenue Code Sections 411(a)(11) and 417, the Plan is further hereby amended by the adoption of the following IRS Model Amendment under Rev. Proc. 93-47 effective as of January 1, 1993:

"Section 14.3.  Waiver of Thirty Day Notice.

                          If a distribution is one to which sections 401(a)(11)
and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Regulations Section 1.411-11(c) is given, provided that:

                          (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                          (2) the Participant, after receiving the notice, affirmatively elects a distribution."

PART III.  In order to comply with the requirements of Internal Revenue Code
Section 401(a)(17), the Plan is hereby amended by the addition of the following IRS Model Amendment under Rev. Proc. 94-13 effective as of January 1, 1994:

"Article 15.  Limitations on Pensionable Compensation.

                 In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                 For Plan Years beginning on or after January 1, 1994, any reference in this plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                 If Compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000."

                 Dated this 28th day of December, 1994.

                                        GFC Financial Corporation

                                        /S/ SAMUEL L. EICHENFIELD
                                        _______________________________________
                                        Samuel L. Eichenfield,
                                        Chief Executive Officer

                                        /S/ DE ANN CLARK
                                        _______________________________________
                                        De Ann Clark, Committee Member

                                        /S/ ROBERT M. KORTE
                                        _______________________________________
                                        Robert M. Korte, Committee Member

                                        /S/ BRUNO A. MARSZOWSKI
                                        _______________________________________
                                        Bruno A. Marszowski, Committee Member

                           GFC FINANCIAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                               ADOPTION AGREEMENT

                 This Adoption Agreement is made as of the date last set forth below between the GFC Financial Corporation Employee Stock Ownership Plan established as of March 18, 1992 by GFC Financial Corporation (hereinafter the "Plan") and Greyhound Financial Corporation (Employer) set forth below.

                                    RECITALS

                 WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFC Financial Corporation and certain of its Affiliates; and

                 WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

                 NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable considerations, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, and Employer agree as follows:

                                   AGREEMENT

                 1. Subject to the approval of the Chief Executive Officer of Greyhound Financial Corporation and consistent with provisions of the Plan, ERISA, and other applicable law, Employer shall participate in the Plan commencing on March 18, 1992 (hereinafter the "Commencement Date").

                 2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan.

                 3. For the purposes of the Plan, the term Compensation shall be as provided in the Plan.

                 4. At its option, Employer shall make timely contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts provided in the Plan and as directed by the Committee. The amount of the Employer's monthly contribution to the Employer Contribution Account of an Eligible Employee shall be equal to 100% of the monthly contribution to such Employee's Salary Reduction Contribution Account subject to a maximum of 3%.

                 5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.



Signed this 6th day of May, 1992 by:

Greyhound Financial Corporation




By /s/ S. EICHENFIELD
   _______________________________
   Chief Executive Officer

GFC Financial Corporation Employee
Stock Ownership Plan



By /s/ ROBERT M. KORTE
   _______________________________
   Committee Chairman

                           GFC FINANCIAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                               ADOPTION AGREEMENT


                 This Adoption Agreement is made as of the date last set forth below between the GFC Financial Corporation Employee Stock Ownership Plan established as of March 18, 1992 by GFC Financial Corporation (hereinafter the "Plan") and Verex Assurance, Inc. (Employer) set forth below.

                                    RECITALS

                 WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFC Financial Corporation and certain of its Affiliates; and

                 WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

                 NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable considerations, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, and Employer agree as follows:

                                   AGREEMENT

                 1. Subject to the approval of the Chief Executive Officer of Greyhound Financial Corporation and consistent with provisions of the Plan, ERISA, and other applicable law, Employer shall participate in the Plan commencing on ______________, 1992 (hereinafter the "Commencement Date").

                 2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan.

                 3. For the purposes of the Plan, the term Compensation shall be as provided in the Plan.

                 4. At its option, Employer shall make timely contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts provided in the Plan and as directed by the Committee. The amount of the Employer's monthly contribution to the Employer Contribution Account of an Eligible Employee shall be equal to 100% of the monthly contribution to such Employee's Salary Reduction Contribution Account subject to a maximum of 3%.

                 5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.



Signed this ___ day of _________, 1992 by:

Verex Assurance, Inc


By /s/ S. EICHENFIELD
   _______________________________
   Chief Executive Officer

GFC Financial Corporation Employee
Stock Ownership Plan



By /s/
   _______________________________
   Committee Chairman

                           GFC FINANCIAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                               ADOPTION AGREEMENT

                 This Agreement adopting the GFC Financial Corporation Employee Stock Ownership Plan established as of March 18, 1992 (the "Plan") is made by Greyhound Financial Capital Corporation (the "Employer") and approved by GFC Financial Corporation as of the date set forth below.

                                    RECITALS

                 WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFCFC and certain of its Affiliates; and

                 WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

                 NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable considerations, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC and Employer agree as follows:

                                   AGREEMENT

                 1. Subject to the approval of the Chief Executive Officer of Greyhound Financial Capital Corporation and consistent with provisions of the Plan, ERISA, and other applicable law, Employer shall participate in the Plan commencing on February 1, 1993 (hereinafter the "Commencement Date").

                 2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan, provided that the service of any Employee of the Employer who is an "GFC Employee" within the meaning of Schedule 2.1 of the Stock Purchase Agreement among U.S. Bancorp, U.S. Bancorp Financial, Inc., and Greyhound Financial Corporation shall include eligibility service prior to January 14, 1993 with U.S. Bancorp Financial, Inc. and with any entity for which eligibility service is credited under the U.S. Bancorp Employee Investment Plan (the "Bancorp Plan") as adopted for employees of U.S. Bancorp Financial, Inc..

                 3. For the purposes of the Plan, the term Compensation shall be as provided in the Plan.

                 4. The Employer may make timely contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts as are provided in the Plan and as are directed by the Committee. The amount of the Employer's monthly contribution to the Employer Contribution Account of an Eligible Employee shall be equal to 100% of the monthly contribution to such Employee's Salary Reduction Contribution Account under the GFC Financial Corporation Capital Accumulation Plan, subject to a maximum of 3% of Compensation.

                 5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein. Signed this 1st day of February, 1993 by:

GFC Financial Corporation


By /s/ S. EICHENFIELD
   ____________________________________
   Chief Executive Officer

Greyhound Financial Capital Corporation


By /s/ S. EICHENFIELD
   ____________________________________
   Chief Executive Officer

GFC Financial Corporation Employee
Stock Ownership Plan


By  /s/
   ____________________________________
   Committee Chairman

                           GFC FINANCIAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                               ADOPTION AGREEMENT


                 This Agreement adopting the GFC Financial Corporation Employee Stock Ownership Plan established as of March 18, 1992 (the "Plan") is made by GFC Portfolio Services, Inc. (the "Employer") and approved by GFC Financial Corporation ("GFCFC") as of the date set forth below.

                                    RECITALS

                 WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFCFC and certain of its Affiliates; and

                 WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

                 NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable considerations, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC and Employer agree as follows:

                                   AGREEMENT

                 1. Subject to the approval of the Chief Executive Officer of GFC Portfolio Services, Inc. and consistent with provisions of the Plan, ERISA, and other applicable law, Employer shall participate in the Plan commencing on June 1, 1993 (hereinafter the "Commencement Date").

                 2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan.

                 3. For the purposes of the Plan, the term Compensation shall be as provided in the

Plan.

                 4. The Employer make timely contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts as are provided in the Plan and as are directed by the Committee. The amount of the Employer's monthly contribution to the Employer Contribution Account of an Eligible Employee shall be equal to 100% of the monthly contribution to such Employee's Salary Reduction Contribution Account under the GFC Financial Corporation Capital Accumulation Plan, subject to a maximum of 3% of Compensation.

                 5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.



Signed this 18th day of May, 1993 by:

GFC Financial Corporation


By  /s/ S. EICHENFIELD
   _________________________________
   Chief Executive Officer


GFC Portfolio Services, Inc.


By  /s/ S. EICHENFIELD
   _________________________________
   Chief Executive Officer


GFC Financial Corporation Employee
Stock Ownership Plan



By  /s/
   _________________________________
   Committee Chairman

                           GFC FINANCIAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                               ADOPTION AGREEMENT

                 This Agreement adopting the GFC Financial Corporation Employee Stock Ownership Plan established as of March 18, 1992 (the "Plan") is made by TriCon Capital Corporation (hereinafter the "Employer") and approved by GFC Financial Corporation (hereinafter "GFCFC") as of the date last set forth below.

                                    RECITALS

                 WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFC Financial Corporation and certain of its Affiliates; and

                 WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

                 WHEREAS, GFCFC, has approved certain modifications of the Plan, as set forth below, for the benefit of the Employees of the Employer;

                 NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable consideration, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC, and the Employer agree as follows:

                                   AGREEMENT

                 1. Subject to the approval of the Chairman of TriCon Capital Corporation, consistent with provisions of the Plan, as amended herein with the approval of GFC Financial Corporation, and consistent with ERISA, and other applicable law, the Employer shall participate in the Plan commencing on May 1, 1994 (hereinafter the "Commencement Date").

                 2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan, provided that the service of any Employee of the Employer who is a "Transferred Employee" within the meaning of the Asset Purchase Agreement between Bell Atlantic TriCon Leasing Corporation and the Employer shall include eligibility service prior to May 1, 1994 with Bell Atlantic TriCon Leasing Corporation and with any affiliate of Bell Atlantic TriCon Leasing Corporation which entitled the Transferred Employee to service credit under the April 20, 1990 Revisions of the Bell Atlantic Savings Plan for Salaried Employees as amended and restated effective as of January 1, 1990, except as otherwise noted (hereinafter the "Bell Atlantic Plan").

                 3. For the purposes of the Plan, the term Compensation shall be as provided in the salary definition and Appendix II under the Bell Atlantic Plan.

                 4. The Employer shall make Basic Matching Contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan in the percentages per payroll period provided in Section 5(c) and Appendix III under the Bell Atlantic Plan, at such times as directed by the Committee.

                 5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein, as amended as provided herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.

Signed this 30th day of April, 1994 by:

GFC Financial Corporation

By /s/ S. EICHENFIELD
   __________________________________
   Chief Executive Officer

TriCon Capital Corporation

By /s/ S. EICHENFIELD
   __________________________________
   Chairman

GFC Financial Corporation Employee
Stock Ownership Plan



By /s/
   __________________________________
   Committee Chairman

                           GFC FINANCIAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                               ADOPTION AGREEMENT

                 This Agreement adopting the GFC Financial Corporation Employee Stock Ownership Plan established as of March 18, 1992 (the "Plan") is made by Ambassador Factors Corporation (hereinafter the "Employer") and approved by GFC Financial Corporation (hereinafter "GFCFC") as of the date last set forth below.

                                    RECITALS

                 WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFC Financial Corporation and certain of its Affiliates; and

                 WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

                 NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable consideration, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC, and the Employer agree as follows:

                                   AGREEMENT

                 1. Subject to the approval of the Chairman of Ambassador Factors Corporation and consistent with ERISA, and other applicable law, the Employer shall participate in the Plan commencing on February 14, 1994 (hereinafter the "Commencement Date").

                 2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan, provided that the service of any Employee of the Employer who is an "Employee" within the meaning of Section 5.10(b) of the Stock Purchase Agreement among GFC Financial Corporation, Greyhound Financial Corporation and Fleet Financial Group, Inc. shall include eligibility service prior to February 14, 1994 with Fleet Factors Corp. and with any entity for which eligibility service is credited under the Fleet Financial Group, Inc. Savings Plan (the "Fleet Plan") as adopted for employees of Fleet Factors Corp.

                 3. For the purposes of the Plan, the term Compensation shall be as provided in the Plan.

                 4. The Employer may make contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts as are provided in the Plan and as are directed by the Committee. The amount of the Employer's monthly contribution to the Employer Contribution Account of an Eligible Employee shall be equal to 100% of the monthly contribution to such Employee's Salary Reduction Account under the GFCFC Financial Corporation Capital Accumulation Plan, subject to a maximum of 3% of Compensation.

                 5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.



Signed this 14th day of February, 1994 by:

GFC Financial Corporation                       GFC Financial Corporation Employee
                                                Stock Ownership Plan

By /s/ S. EICHENFIELD                               By /s/
   ______________________________                   ______________________________
   Chief Executive Officer                          Committee Chairman

Ambassador Factors Corporation


By /s/ S. EICHENFIELD
   ______________________________
   Chairman

                           GFC FINANCIAL CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                               ADOPTION AGREEMENT


                 This Agreement adopting the GFC Financial Corporation Employee Stock Ownership Plan established as of March 18, 1992 (the "Plan") is made by Wisconsin Hotel Operating Corporation (the "Employer") and approved by GFC Financial Corporation ("GFCFC") as of the date set forth below.

                                    RECITALS

                 WHEREAS, the Plan has been created to benefit certain Employees who are actively employed by GFC Financial Corporation and certain of its Affiliates; and

                 WHEREAS, Employer, as an Affiliate, wishes its Employees to have the opportunity to participate in the Plan, effective as of the Commencement Date, set forth below;

                 NOW, THEREFORE, in consideration of the agreements hereinafter recited and made, and for other good and valuable considerations, the receipt and sufficiency of which are by the parties hereby acknowledged, the Plan, by its Committee, GFCFC and Employer agree as follows:

                                   AGREEMENT

                 1. Subject to the approval of the Chief Executive Officer of Wisconsin Hotel Operating Corporation and consistent with provisions of the Plan, ERISA, and other applicable law, Employer shall participate in the Plan commencing on July 16, 1993 (hereinafter the "Commencement Date").

                 2. For purposes of the Plan, the term Eligible Employee shall be as provided in the Plan.

                 3. For the purposes of the Plan, the term Compensation shall be as provided in the

Plan.

                 4. The Employer may make timely contributions to the Trustee for the Accounts of its Eligible Employees who participate in the Plan at such times and in such amounts as are provided in the Plan and as are directed by the Committee. The amount of the Employer's monthly contribution to the Employer Contribution Account of an Eligible Employee shall be equal to 100% of the monthly contribution to such Employee's Salary Reduction Contribution Account under the GFC Financial Corporation Capital Accumulation Plan, subject to a maximum of 3% of Compensation.

                 5. By execution of this Adoption Agreement, Employer agrees to be bound by all of the terms and conditions of the Plan and Trust which, by this reference are made a part hereof as if set forth in their entirety herein. The terms used in this Adoption Agreement shall have the same meaning as set forth in the Plan, unless expressly otherwise provided herein.


Signed this 16th day of July, 1993 by:

GFC Financial Corporation


By /s/ S. EICHENFIELD
   __________________________________
   Chief Executive Officer


Wisconsin Hotel Operating Corporation


By /s/ S. EICHENFIELD
   __________________________________
   Chief Executive Officer


GFC Financial Corporation Employee
Stock Ownership Plan



By /s/
   __________________________________
   Committee Chairman



                                      -2-